SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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VARIAN SEMICONDUCTOR EQUIPMENT

ASSOCIATES, INC.

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VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

35 Dory Road

Gloucester, Massachusetts 01930

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on February 24, 2005

The 2005 Annual Meeting of stockholders of Varian Semiconductor Equipment Associates, Inc. will be held at the Fairmont San Jose, 170 South Market Street, San Jose, California 95113, on Thursday, February 24, 2005 at 9:00 a.m., local time, to consider and act upon the following matters:

(1)	To elect two Class III Directors for three-year terms;
(2)	To approve an amendment to the Omnibus Stock Plan to increase the number of shares of our common stock reserved for issuance under the plan by 1,600,000 shares;
(3)	To approve an amendment to the Omnibus Stock Plan to increase the number of shares of our common stock available for grant pursuant to stock appreciation rights, restricted stock, performance units and performance shares by 300,000 shares;
(4)	To approve an amendment to the Omnibus Stock Plan to provide that the term of an option may not be longer than eight years from the applicable date of grant;
(5)	To approve an amendment to the Omnibus Stock Plan to provide that each non-employee director receives a non-qualified stock option grant to purchase 12,000 shares of our common stock on the date of appointment or initial election, and each non-employee director also receives annually a non-qualified option grant to purchase 6,000 shares of our common stock;
(6)	To ratify the selection of PricewaterhouseCoopers LLP as Varian Semiconductor’s independent accountants for the fiscal year ending September 30, 2005; and
(7)	To transact such other business as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the enclosed proxy statement.

December 29, 2004 was the record date for determining which stockholders are entitled to notice of, and to vote at, the meeting and at any subsequent adjournments or postponements. Our stock transfer books will remain open for the purchase and sale of shares of our common stock. A list of stockholders entitled to vote at the 2005 Annual Meeting is available for inspection at our principal executive offices at 35 Dory Road, Gloucester, Massachusetts 01930.

Please promptly complete, sign, date and return the enclosed proxy card in the accompanying pre-addressed envelope. You may revoke your proxy at any time before the 2005 Annual Meeting by following the procedures described under the caption “Revocation of Proxy” on page 3 of the proxy statement.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

Gary E. Dickerson Chief Executive Officer

Gloucester, Massachusetts

January 12, 2005

Your Vote Is Important

It is important that your shares be represented at the annual meeting. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy card and promptly mail it in the enclosed envelope. This will ensure the meeting has a quorum. No postage need be affixed if the proxy card is mailed in the United States.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

35 Dory Road

Gloucester, Massachusetts 01930

Proxy Statement for the 2005 Annual Meeting of Stockholders

To Be Held on February 24, 2005

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Varian Semiconductor Equipment Associates, Inc. (“Varian Semiconductor,” “we,” “us” or “our”), a Delaware company, for use at our 2005 Annual Meeting of stockholders to be held on February 24, 2005 at 9:00 a.m., local time, at the Fairmont San Jose, 170 South Market Street, San Jose, California 95113, and at any adjournments or postponements of that meeting. All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. These proxy materials were first mailed to stockholders on or about January 13, 2005.

PURPOSE OF MEETING

As described in more detail in this proxy statement, we will vote on the following proposals at the 2005 Annual Meeting:

(1)	To elect two Class III Directors for three-year terms;

(2)	To approve an amendment to the Omnibus Stock Plan to increase the number of shares of our common stock reserved for issuance under the plan by 1,600,000 shares;

(3)	To approve an amendment to the Omnibus Stock Plan to increase the number of shares of our common stock available for grant pursuant to stock appreciation rights, restricted stock, performance units and performance shares by 300,000 shares;

(4)	To approve an amendment to the Omnibus Stock Plan to provide that the term of an option may not be longer than eight years from the applicable date of grant;

(5)	To approve an amendment to the Omnibus Stock Plan to provide that each non-employee director receives a non-qualified stock option grant to purchase 12,000 shares of our common stock on the date of appointment or initial election, and each non-employee director also receives annually a non-qualified option grant to purchase 6,000 shares of our common stock;

(6)	To ratify the selection of PricewaterhouseCoopers LLP as Varian Semiconductor’s independent accountants for the fiscal year ending September 30, 2005; and

(7)	To transact such other business as may properly come before the meeting or any adjournment thereof.

APPOINTMENT OF PROXY

General

Stockholders of Record.    We encourage you to appoint a proxy to vote on your behalf by promptly submitting the enclosed proxy card, which is solicited by our Board of Directors and which, when properly completed, signed, dated and returned to us, will ensure that your shares are voted as you direct. We strongly encourage you to return your completed proxy to us regardless of whether you will attend the 2005 Annual Meeting to ensure that your vote is represented at the 2005 Annual Meeting.

Please return your proxy card to us in the accompanying envelope promptly. If we do not receive your proxy card prior to the Annual Meeting, your proxy will not be valid. In this case, unless you attend the 2005 Annual Meeting, your vote will not be represented.

The persons named in the proxy card have been designated as proxies by our Board of Directors. The designated proxies are our officers. They will vote as directed by the completed proxy card.

Stockholders of record may appoint another person to attend the 2005 Annual Meeting and vote on their behalf by crossing out the Board-designated proxies, inserting such other person’s name on the proxy card and returning the duly executed proxy card to us. When the person you appoint as proxy arrives at the 2005 Annual Meeting, the inspector of elections will verify such person’s authorization to vote on your behalf by reference to your proxy card.

If you wish to change your vote, you may do so by revoking your proxy before the 2005 Annual Meeting. Please see “Revocation of Proxy” below for more information.

Beneficial Owners.    If you hold your shares in street name, these proxy materials are being forwarded to you by your bank, broker or their appointed agent. You should also have received a voter instruction card instead of a proxy card. Your bank or broker will vote your shares as you instruct on the voter instruction card. We strongly encourage you to promptly complete and return your voter instruction card to your bank or broker in accordance with their instructions so that your shares are voted. As described above, you may also request a legal proxy from your bank or broker to vote in person at the 2005 Annual Meeting. Under the rules of the National Association of Securities Dealers and the NASDAQ Stock Market Inc., brokers holding stock for the accounts of their clients who have not been given specific voting instructions are not allowed to vote client proxies on Proposals 2, 3, 4 and 5 relating to stock plan amendments but are allowed to vote client proxies on other matters.

General.    The persons who are the designated proxies will vote as you direct in your proxy card. Please note that proxy cards returned without voting directions, and without specifying a proxy to attend the 2005 Annual Meeting and vote on your behalf, will be voted by the proxies designated by our Board of Directors in accordance with the recommendations of our Board of Directors. We do not have a policy that requires the Board of Directors to attend our Annual Meetings. Mr. Godshalk was the only member of our Board of Directors that attended the 2004 Annual Meeting.

If any other matter properly comes before the 2005 Annual Meeting, your proxies will vote on that matter in their discretion.

Voting Securities and Votes Required

On December 29, 2004, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, there were outstanding and entitled to vote an aggregate of 36,504,848 shares of our common stock. Holders of shares of our common stock are entitled to one vote per share.

Under our by-laws, the holders of a majority of the shares of our common stock outstanding and entitled to vote at the meeting will constitute a quorum for the transaction of business at the meeting. Shares of our common stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

The affirmative vote of the holders of a plurality of votes cast by the stockholders entitled to vote at the meeting is required for the election of the Class III Directors. The affirmative vote of the holders of a majority of the shares of our common stock voting on the matter is required for the approval of each of the amendments to the Omnibus Stock Plan and the ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending September 30, 2005.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees, who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on the election of the Class III Directors, the approval of each of the amendments to the Omnibus Stock Plan and the ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending September 30, 2005. Stockholders are encouraged to return the enclosed proxy card marked to indicate their grant of a proxy or to follow the instructions for voting provided by their broker or nominee.

Revocation of Proxy

You may revoke or change your proxy before the 2005 Annual Meeting by:

•	sending us a written notice of revocation prior to the 2005 Annual Meeting;

•	attending the 2005 Annual Meeting and voting in person; OR

•	ensuring that we receive from you PRIOR TO THE ANNUAL MEETING TO BE HELD ON FEBRUARY 24, 2005 a new proxy card with a later date.

A copy of our Annual Report on Form 10-K for the fiscal year ended October 1, 2004, as filed with the Securities and Exchange Commission, is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about January 13, 2005. Exhibits to the Form 10-K will be provided to any stockholder upon written request to the Secretary, Varian Semiconductor Equipment Associates, Inc., 35 Dory Road, Gloucester, Massachusetts 01930 at no charge.

Principal Stockholders

The following table sets forth information, as of December 29, 2004, with respect to the beneficial ownership of shares of our common stock by:

•	each person known by us to own beneficially more than 5% of the outstanding shares of our common stock;

•	each director and nominee for director;

•	each executive officer named below in the Summary Compensation Table under the heading “Executive Compensation;” and

•	all current directors and executive officers of Varian Semiconductor as a group.

Our information is based on reports filed with the SEC by each of the firms or individuals listed in the table below. You may obtain these reports from the SEC.

The percent of class figure for the common stock is based on 39,605,142 shares of our common stock outstanding as of December 29, 2004, plus any shares subject to outstanding stock options currently exercisable or exercisable within 60 days after December 29, 2004 held by each person specified below.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Common Stock Outstanding
Five Percent Stockholders:
Franklin Resources, Inc. (2)	4,862,758	12.3%
FMR Corporation (3)	3,814,500	9.6%
Wellington Management Company, LLP (4)	3,754,356	9.5%
Westfield Capital Management Co. LLC (5)	2,776,000	7.0%

Directors:
Xun (Eric) Chen	5,000	*
Gary E. Dickerson	—	*
Robert W. Dutton	36,272	*
Angus A. MacNaughton	68,000	*
Dennis G. Schmal	5,000	*
Elizabeth E. Tallett	58,824	*
Richard A. Aurelio (Executive Chairman) (6)	646,685	1.6%

Other Named Executive Officers:
John E. Aldeborgh	131,669	*
Ernest L. Godshalk (7)	209,178	*
Robert J. Halliday	130,863	*
Alan P. Sheng	103,696	*

All current directors and executive officers as a group (15 persons): (8)	1,647,356	4.1%

*	Less than 1%.

(1)

The number of shares of common stock beneficially owned by each 5% stockholder, director or executive officer is determined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder by the Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares subject to stock options or other similar rights with respect to which the individual has the right to acquire sole or shared voting or investment power within 60 days after December 29, 2004. The number of shares of common stock listed as beneficially owned in the table above includes shares issuable upon exercise of options exercisable within 60 days after December 29, 2004 for the following stockholders: Mr. Chen (5,000 shares), Dr. Dutton (35,672 shares), Mr. MacNaughton (68,000 shares), Mr. Schmal (5,000 shares), Ms. Tallett (58,224 shares), Mr. Aurelio (620,863 shares), Mr. Aldeborgh (131,669 shares), Mr. Godshalk (206,001 shares), Mr. Halliday (129,751 shares), Mr. Sheng (102,918 shares) and the other executive officers (252,169). Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the table above. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(2)	As reported by the beneficial owners in a Schedule 13G/A filed with the SEC on August 9, 2002. The securities reported as beneficially owned by Franklin Resources, Inc. (“FRI”) are held by one or more open or closed-end investment companies or other managed accounts, which are advised by direct and indirect investment advisory subsidiaries (the “Adviser Subsidiaries”) of FRI under contracts which grant to the Adviser Subsidiaries all investment and/or voting power over the securities owned by such advisory clients. Charles B. Johnson and Rupert H. Johnson, Jr. (the “Principal Shareholders”) each own in excess of 10% of the outstanding common stock of FRI. FRI and the Principal Shareholders may be deemed to be the beneficial owner of securities held by persons and entities advised by FRI subsidiaries. FRI, the Principal Shareholders and each of the Adviser Subsidiaries disclaim any economic interest or beneficial ownership in any of the securities indicated as beneficially owned in the above table. The address for FRI, the Principal Shareholders and each of the Advisor Subsidiaries is One Franklin Parkway, San Mateo, CA 94403.

(3)	As reported by the beneficial owner in a Schedule 13G/A filed with the SEC on June 10, 2004. FMR Corp. (“Fidelity”) is an investment advisor registered under the Investment Company Act of 1940 (the “1940 Act”) and has sole power to vote or to direct the vote of 1,206,800 shares of common stock and the sole power to dispose of or to direct the disposal of 3,817,500 shares of common stock. Fidelity Management & Research Company (“FMRC”), a wholly-owned subsidiary of Fidelity, is the beneficial owner of 2,610,700 shares of common stock. Edward C. Johnson 3d beneficially owns and has full power to dispose of the 2,610,700 shares of common stock. Neither Fidelity nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the FMRC Funds, which power resides with the Funds’ Board of Trustees. FMRC carries out the voting of the shares under written guidelines established by the Funds’ Board of Trustees. Fidelity Management Trust Company, a wholly-owned subsidiary of Fidelity (“FMTC”), is the beneficial owner of 1,042,900 shares of common stock. Edward C. Johnson 3d and Fidelity, through its control of FMTC, each have sole dispositive power over such 1,042,900 shares of common stock. Fidelity International Limited is the beneficial owner of 163,900 shares of the common stock. The address for Fidelity is 82 Devonshire Street, Boston, MA 02109.

(4)	As reported by the beneficial owner in a Schedule 13G filed with the SEC on November 11, 2004. Wellington Management Company, LLP (“Wellington”) is an investment advisor registered under the 1940 Act and has sole power to vote or direct the vote of 2,365,100 shares of common stock and the sole power to dispose of or direct the disposition of 3,754,356 shares of common stock. The address for Wellington is 75 State Street, Boston, MA 02109.

(5)	As reported by the beneficial owner in a Schedule 13G/A filed with the SEC on August 12, 2004. Westfield Capital Management Co. LLC (“Westfield”) is an investment advisor registered under the 1940 Act and has sole power to vote or direct the vote and to dispose of or direct the disposition of 2,776,000 shares of common stock. The address for Westfield is One Financial Center, Boston, MA 02111.

(6)	Includes 217 shares of common stock owned by Mr. Aurelio’s daughter.

(7)	Effective as of December 31, 2004, Mr. Ernest L. Godshalk, one of our Class I Directors, resigned as a Director of Varian Semiconductor and as President and Chief Operating Officer; however, he is included in this chart because he was still an executive officer at the end of our fiscal year.

(8)	Includes 3,096,019 shares of common stock issuable upon exercise of options exercisable within 60 days after December 29, 2004.

PROPOSAL 1

ELECTION OF DIRECTORS

We have a classified Board of Directors consisting of three Class I Directors, three Class II Directors and two Class III Directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The Class I Directors have terms expiring at the 2006 Annual Meeting and the Class II Directors have terms expiring at the 2007 Annual Meeting. At the 2005 Annual Meeting, two Class III Directors will be elected for a three-year term expiring at the 2008 Annual Meeting. At the 2004 Annual Meeting only one Class II Director was elected. The Board of Directors appointed Xun (Eric) Chen as a Class II Director on March 25, 2004, Dennis G. Schmal as a Class II Director on August 13, 2004 and Gary E. Dickerson as a Class I Director on October 16, 2004. Effective as of December 31, 2004, Mr. Ernest L. Godshalk, one of our Class I Directors, resigned as a Director of Varian Semiconductor and as President and Chief Operating Officer. The Board has not identified an individual to fill this vacancy at this time. Proxies cannot be voted for a greater number of persons than the number of nominees named.

At the 2005 Annual Meeting, the persons named in the enclosed proxy will vote to elect as directors Richard A. Aurelio and Elizabeth E. Tallett, the Class III nominees named below, unless the proxy is marked otherwise. If a stockholder returns a proxy without contrary instructions, the persons named as proxies will vote to elect Richard A. Aurelio and Elizabeth E. Tallett as Class III Directors. The Class III nominees will be elected to hold office until the 2008 Annual Meeting of stockholders and until their successor is duly elected and qualified. The nominees have indicated their willingness to serve, if elected. However, if either nominee should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by the Board of Directors.

The Board of Directors believes the election of Richard A. Aurelio and Elizabeth E. Tallett as Class III Directors is in our best interests and those of our stockholders and recommends a vote “FOR” the election of Richard A. Aurelio and Elizabeth E. Tallett as Class III Directors.

There are no family relationships between or among any officers or directors of Varian Semiconductor.

Set forth below are the name and age of each continuing member of the Board of Directors (including the nominees for election as Class III Directors), and the positions and offices held by him or her, his or her principal occupation and business experience during the past five years, the names of other publicly held companies of which he or she serves as a director and the year of the commencement of his or her term as a director of Varian Semiconductor. Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of December 29, 2004, appears above under the heading “Principal Stockholders.”

Name and Age	Principal Occupation and Business Experience
Nominee for Term Expiring in 2008 (Class III Director)

Richard A. Aurelio, 60	Mr. Aurelio was appointed Executive Chairman in October 2004 and previously served as our Chairman and Chief Executive Officer since February 2001. From April 1999 to February 2001, he served as our President and Chief Executive Officer. Prior to April 1999, he was the Executive Vice President of Varian Associates, Inc. (“VAI”)

Name and Age	Principal Occupation and Business Experience
responsible for the Semiconductor Equipment Business. Mr. Aurelio joined VAI in 1991 from a position as Executive Vice President of ASM Lithography, a European-based company, where he was also President of its U.S. affiliate. Mr. Aurelio was hired as President of VAI’s Semiconductor Equipment Business in 1991 and was elevated to Executive Vice President of VAI in 1992. Mr. Aurelio also served as a director of Mykrolis Corporation from February 2002 until November 2004. He has been a director of Brion Technologies since September 2002.

Elizabeth E. Tallett, 55	Ms. Tallett has served as a director of Varian Semiconductor since May 2001. From December 2000 to May 2001, Ms. Tallett served as an advisory board member. Ms. Tallett has been a principal of Hunter Partners, LLC, which provides management services to developing life sciences companies, since July 2002. She was also President and CEO of Dioscor, Inc. from April 1996 until July 2003, and of Marshall Pharmaceuticals, Inc. from November 2000 until January 2003, both specialty pharmaceutical firms. Ms. Tallett was President and CEO of Ellard Pharmaceuticals, Inc. and Galenor, Inc., both biopharmaceutical companies, from 1997 to 2000 and 1999 to 2000, respectively. Ms. Tallett is also a director of Coventry Health Care, Inc., Immunicon, Inc., IntegraMed America Inc., The Principal Financial Group and Varian, Inc.

Directors whose Terms Expire in 2006 (Class I Director)

Gary E. Dickerson, 47	Mr. Dickerson has served as our Chief Executive Officer and a director of Varian Semiconductor since October 2004 (but after the end of our fiscal year). Prior to joining us, Mr. Dickerson was President and Chief Operating Officer of KLA-Tencor Corporation from July 2002 to April 2004. From July 1999 to June 2002, he served as Chief Operating Officer of KLA-Tencor Corporation. Previously, Mr. Dickerson was the Executive Vice President of the Customer Group from July 1997 to June 1999, Group Vice President for the Wafer Inspection Group from January 1996 to June 1997, and General Manager of the Wisard Division from July 1994 to December 1995 at KLA-Tencor Corporation.

Angus A. MacNaughton, 73	Mr. MacNaughton served as a director of VAI from 1986 until April 1999 and has served as a director of Varian Semiconductor since our spin-off from VAI in April 1999. Mr. MacNaughton has served as President of Genstar Investment Corporation, a private investment company, since 1987. Mr. MacNaughton is also a director of Barrick Gold Corporation and San Ramon Regional Medical Center.

Name and Age	Principal Occupation and Business Experience
Directors whose Terms Expire in 2007 (Class II Director)

Robert W. Dutton, 60	Dr. Dutton served as a director of VAI from 1996 until April 1999 and has served as a director of Varian Semiconductor since our spin-off from VAI in April 1999. Dr. Dutton is Director of Integrated Circuits Laboratory in the Department of Electrical Engineering at Stanford University and he has held various positions at Stanford University since 1971.

Dennis G. Schmal, 57	Mr. Schmal served as a director of Varian Semiconductor since August 13, 2004. Mr. Schmal is a retired audit partner with Arthur Andersen, where he spent 27 years. He retired from Andersen in April 1999. Mr. Schmal continues to perform a variety of part-time consulting services for a number of companies. Mr. Schmal also serves as a director of Sempire Systems Inc., as a private software start-up company, and MCF Corporation, a public securities and investment banking firm.

Xun (Eric) Chen, 35	Mr. Chen served as a director of Varian Semiconductor since March 25, 2004. From July 2002 until the present, Mr. Chen has served as a Chief Executive Officer of Brion Technologies, Inc., a privately held technology company based in California. From October 2, 1999 until July 2002, Mr. Chen was a Vice President in the Equity Research Department of J.P. Morgan Chase.

Board and Committee Meetings

The Board of Directors held seven meetings during fiscal year 2004. Each director attended at least 75% of the aggregate number of meetings held, while he or she was a director, by the Board of Directors and by any committee on which he or she served.

Stockholders may send communications other than director nominations and stockholder proposals for our 2006 Annual Meeting to the Board of Directors to the following electronic mailing address: boardofdirectors@vsea.com, or to the following physical mailing address: The Board of Directors c/o Dr. Dutton, Director, Varian Semiconductor Equipment Associates, Inc., 35 Dory Road, Gloucester, MA 01930-2297. The process for a stockholder to nominate a director is set forth below under “Nomination of Directors” and the process for stockholder proposals for the 2006 Annual Meeting is set forth under “Information about Stockholder Proposals for 2006 Annual Meeting.”

We have three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

The Audit Committee

The Board of Directors has a standing Audit Committee, which provides the opportunity for direct contact between our independent accountants and the Board of Directors. The Audit Committee is responsible for the appointment, compensation and oversight of our independent registered public accounting firm, approves the scope of the annual audit by the independent registered public accounting firm, reviews audit findings and accounting policies, assesses the adequacy of internal accounting controls and disclosure controls and risk management and reviews and approves our financial disclosures. The Audit Committee also meets privately, outside the presence of our management, with the independent registered public accounting firm.

The Audit Committee’s specific responsibilities are set forth in its written charter which is available in the investor section of our website www.vsea.com. The information contained on the Varian Semiconductor website is not included in, or incorporated by reference into, this proxy statement. The purpose of the Audit Committee is to assist with the Board of Directors’ oversight of the integrity of our financial statements, compliance with legal and regulatory requirements, the independent accountant’s qualifications, independence and performance, and the performance of our internal audit function. The Audit Committee’s Report for 2004 is printed below on page 25.

The Audit Committee held eight meetings during fiscal year 2004. The current members of the Audit Committee are Mr. Chen, Dr. Dutton, Mr. MacNaughton, Mr. Schmal and Ms. Tallett. The current Chairperson of the Audit Committee is Dr. Dutton. Each member of the Audit Committee is “independent” as defined under Rule 4200 and amendments to Rule 4200 of the NASDAQ Stock Market, Inc. corporate governance rules. The Board of Directors has determined that Mr. Dennis G. Schmal is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K and is considered “independent” as that term is used in Item 7(d)(3) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Compensation Committee

The Board of Directors also has a standing Compensation Committee, which provides recommendations to the Board of Directors regarding our compensation programs. The Compensation Committee’s specific responsibilities are set forth in its written charter which is available in the investor section of our website www.vsea.com. The Compensation Committee is responsible for determining the compensation of corporate officers, granting equity-based awards, adopting and amending equity-based and other employee benefit plans, hiring and terminating corporate officers, negotiating the terms of any employment agreements and arrangements with corporate officers and periodically reviewing and making recommendations regarding the compensation of directors. Each year, as the SEC requires, the Compensation Committee will report on executive compensation.

The Compensation Committee’s Report on Executive Compensation for 2004 is printed below on page 21. The Compensation Committee held nine meetings during fiscal year 2004. The current members of the Compensation Committee are Mr. Chen, Dr. Dutton, Mr. MacNaughton, Mr. Schmal and Ms. Tallett. The current Chairperson of the Compensation Committee is Mr. MacNaughton.

The Nominating and Corporate Governance Committee

The Board of Directors also has a standing Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s specific responsibilities are set forth in its written charter which is available in the investor section of our website at www.vsea.com. The Nominating and Corporate Governance committee recommends nominees to the Board of Directors for election at the annual meeting of stockholders, proposes candidates qualified to fill any vacancies on the Board of Directors, recommends candidates for membership and the position as chair on the various committees of the Board of Directors, recommends candidates to serve as our executive officers, develops and recommends to the Board of Directors corporate governance principles, oversees the evaluation of the Board of Directors and management and performs any other duties assigned by the Board of Directors. The Nominating and Corporate Governance Committee does consider stockholder nominees for director. Stockholders may nominate candidates for election to the Board of Directors by following the procedures set forth under “Nomination of Directors” below.

The Nominating and Corporate Governance Committee held four meetings during fiscal year 2004. The current members of the Nominating and Corporate Governance Committee are Mr. Chen, Dr. Dutton, Mr. MacNaughton, Mr. Schmal and Ms. Tallett. The current Chairperson of the Nominating and Corporate Governance Committee is Ms. Tallett.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics to comply with SEC and NASDAQ rules. Our code of business conduct and ethics applies to our directors, officers and employees worldwide, including our Chief Executive Officer and Chief Financial Officer. A copy of our code of business conduct and ethics is available on our website at www.vsea.com.

Transactions With Related Parties

We have a policy that all material transactions between Varian Semiconductor and our officers, directors and other affiliates must (1) be approved by a majority of the members of the Board of Directors and by a majority of the disinterested members of the Board of Directors and (2) be on terms no less favorable to us than could be obtained from unaffiliated third parties.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our insiders, our directors, executive officers and holders of more than 10% of shares of our common stock, file with the SEC initial reports of ownership and reports of changes in ownership of shares of our common stock and other equity securities of Varian Semiconductor.

To our knowledge, based solely on a review of copies of such reports filed pursuant to Section 16(a) of the Exchange Act, or written representations from the reporting persons, Varian Semiconductor believes that during fiscal year 2004 its reporting persons made all filings required of them, except that Forms 4 reporting the grant of stock options to purchase 3,000 shares of our common stock were filed two days late by each of Angus MacNaughton, Robert Dutton and Elizabeth Tallett in February 2004.

Nomination of Directors

As provided in its charter, the Nominating and Corporate Governance Committee identifies and recommends to the Board of Directors nominees for election or re-election to the Board of Directors and will consider nominations submitted by stockholders.

The Nominating and Corporate Governance Committee seeks to create a Board of Directors that is diverse and has a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities. If necessary, we will retain a third party to assist us in identifying or evaluating any potential nominees for director. When the Nominating and Corporate Governance Committee reviews a potential new candidate, they look specifically at the candidate’s qualifications in light of the needs of the Board of Directors at that time given the then current mix of director attributes.

Generally, in nominating director candidates, the Nominating and Corporate Governance Committee strives to nominate directors that exhibit high standards of ethics, integrity, honesty and a commitment to understand us and our industry and to attend and participate in meetings. The nominees should also have demonstrated business acumen, experience and the ability to exercise sound judgments in matters that relate to our current and long-term objectives, should be willing and able to contribute positively to the decision-making process and should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill their responsibility as a director. Any nominee should normally be able to serve a three-year term as director before turning 70. In addition, all nominations attempt to ensure that the Board of Directors will encompass a range of talent, skills and expertise sufficient to provide sound guidance with respect to our operations and activities. The Board of Directors has not established any term limits to an individual’s membership as a director.

To recommend a nominee, a stockholder must give notice to the Board of Directors, at our registered address: c/o the Secretary of the Board of Directors, 35 Dory Road, Gloucester, MA 01930-2297. This notice should include the candidate’s brief biographical description, a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above and the candidate’s signed consent to be named in the proxy statement and to serve as a director if elected. The notice for the 2006 Annual Meeting must be given no later than the deadline for other stockholder proposals for that meeting as is described in “Information About Stockholder Proposals for 2006 Annual Meeting” below. Once we receive the recommendation, we will contact the candidate and request that he or she provide us with additional information about the candidate’s independence, qualifications and other information that would assist the Nominating and Corporate Governance Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement, if nominated. Candidates must respond to our inquiries within the time frame provided in order to be considered for nomination by the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee did not pay any fees to any third party to assist us in identifying or evaluating any potential nominees for director during 2004. The Nominating and Corporate Governance Committee has not received any nominations for director from stockholders for the 2005 Annual Meeting of stockholders.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information with respect to the compensation paid or accrued by us during fiscal years 2004, 2003 and 2002 to, or on behalf of, Varian Semiconductor’s Chief Executive Officer and each of its four most highly compensated executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 during fiscal year 2004. We refer to the Chief Executive Officer and such other executive officers as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

		Annual Compensation							Long-Term Compensation	All Other Compensation
Name and Principal Position	Year (1)	Salary		Bonus (2)		Other Annual Compensation (3)			Number of Shares Underlying Options
Richard A. Aurelio Chairman and Chief Executive Officer (4)	2004 2003 2002	$ $ $	611,250 657,404 678,739	$ $ $	855,000 557,925 645,000	$ $ $	148,329 370,414 149,184	(5) (7) (9)	80,000 60,000 50,000	$ $ $	173,578 149,241 150,978	(6) (8) (10)
Ernest L. Godshalk, III President and Chief Operating Officer (11)	2004 2003 2002	$ $ $	416,250 397,500 443,077	$ $ $	515,000 286,748 400,000	$ $ $	11,407 16,785 76,983	(12) (14) (16)	80,000 44,000 35,000	$ $ $	102,803 76,620 84,594	(13) (15) (10)
Robert J. Halliday Vice President, Treasurer and CFO (17)	2004 2003 2002	$ $ $	242,500 224,231 209,231	$ $ $	425,000 133,210 300,000	$ $ $	14,726 7,223 9,837	(18) (20) (22)	50,000 25,000 50,000	$ $ $	67,858 36,446 50,797	(19) (21) (10)
John E. Aldeborgh Vice President, Sales and Marketing	2004 2003 2002	$ $ $	234,000 229,327 103,846	$ $ $	175,000 136,238 135,000	$ $ $	12,552 6,735 4,282	(23) (25) (27)	50,000 50,000 170,000	$ $ $	41,795 71,696 186,133	(24) (26) (28)
Alan P. Sheng Vice President, Engineering	2004 2003 2002	$ $ $	232,750 220,846 209,231	$ $ $	240,000 133,210 275,000	$ $ $	64,693 13,484 26,032	(29) (31) (33)	50,000 25,000 30,000	$ $ $	49,445 101,654 64,022	(30) (32) (34)

(1)	Fiscal year 2004 comprises the 52-week period ended October 1, 2004. Fiscal year 2003 comprises the 53-week period ended October 3, 2003. Fiscal year 2002 comprises the 52-week period ended September 27, 2002.
(2)	Bonuses earned under the Management Incentive Plan in fiscal year 2004 were paid by us to the Named Executive Officers in November 2004. Bonuses earned under the Management Incentive Plan in fiscal year 2003 were paid by us to the Named Executive Officers in November 2003. Bonuses earned under the Management Incentive Plan in fiscal year 2002 were paid by us to the Named Executive Officers in December 2002.
(3)	Excludes perquisites and other personal benefits unless the aggregate amount of such payments exceeded $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officers.
(4)	Effective as of October 16, 2004, Mr. Aurelio resigned as Chief Executive Officer, although he will continue to serve as Executive Chairman and receive a base salary of $300,000. Mr. Aurelio will also be eligible to participate in our Management Incentive Plan. Gary E. Dickerson was appointed Chief Executive Officer as of October 16, 2004. Mr. Dickerson’s compensation is described below under the headings “Report of the Compensation Committee” and “Offer Letter from Varian Semiconductor to Chief Executive Officer.”

(5)	Includes $49,551 for personal use of a company-leased automobile. Also includes $47,433 for reimbursement for financial planning services paid by Mr. Aurelio and $51,346 for consideration of taxes on all other annual compensation.
(6)	Consists of our contribution (including interest) of $160,828 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $12,750 to the executive’s 401(k) plan account.
(7)	In 1991, when VAI recruited Mr. Aurelio, VAI provided Mr. Aurelio with $0.5 million in relocation financing to purchase a residence near VAI’s headquarters. Repayment was to be made no later than 2021. At our request, and as permitted by the terms of the note, Mr. Aurelio repaid this note in full during fiscal year 2003. In connection with Mr. Aurelio’s early repayment of the note, we agreed to forgo all accrued interest on the note, or $258,086. Also includes $44,998 for consideration of taxes on all other annual compensation.
(8)	Consists of our contribution (including interest) of $137,491 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $11,750 to the executive’s 401(k) plan account.
(9)	Includes $45,704 for personal use of a company-leased automobile. Also includes other automobile-related expenses, reimbursement for financial planning services paid by Mr. Aurelio and $53,492 for consideration of taxes on all other annual compensation.
(10)	Consists of our contribution (including interest) of to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution to the executive’s 401(k) plan account.
(11)	Effective as of December 31, 2004, Mr. Godshalk resigned as a director of Varian Semiconductor and as President and Chief Operating Officer. In connection with his retirement, Mr. Godshalk entered into a Retirement Agreement and General Release with Varian Semiconductor on December 8, 2004.
(12)	Consists of $11,407 for consideration of taxes on all other annual compensation.
(13)	Consists of our contribution (including interest) of $90,053 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $12,750 to the executive’s 401(k) plan account.
(14)	Consists of $16,785 for consideration of taxes on all other annual compensation.
(15)	Consists of our contribution (including interest) of $64,870 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $11,750 to the executive’s 401(k) plan account.
(16)	Includes $28,300 for personal use of a company-leased automobile. Also includes other automobile-related expenses and $33,419 for consideration of taxes on all other annual compensation.
(17)	After the end of fiscal year 2004, Mr. Halliday was elected to the office of Executive Vice President, Chief Financial Officer and Treasurer.
(18)	Consists of $14,726 for consideration of taxes on all other annual compensation.
(19)	Consists of our contribution (including interest) of $55,108 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $12,750 to the executive’s 401(k) plan account.
(20)	Consists of $7,223 for consideration of taxes on all other annual compensation.
(21)	Consists of our contribution (including interest) of $24,696 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $11,750 to the executive’s 401(k) plan account.
(22)	Consists of $9,837 for consideration of taxes on all other annual compensation.
(23)	Consists of $12,552 for consideration of taxes on all other annual compensation.
(24)	Consists of our contribution (including interest) of $29,045 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $12,750 to the executive’s 401(k) plan account.
(25)	Consists of $6,735 for consideration of taxes on all other annual compensation.
(26)	Consists of our contribution (including interest) of $24,250 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $11,750 to the executive’s 401(k) plan account and reimbursement for relocation expenses and consideration of taxes on all other compensation of $35,696.
(27)	Includes $4,282 for consideration of taxes on all other annual compensation.

(28)	Consists of our contribution (including interest) of $21,040 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $10,875 to the executive’s 401(k) plan account and reimbursement for relocation expenses and consideration of taxes on all other compensation of $154,218.
(29)	Includes $37,042 for personal use of company-leased automobile. Also includes $21,151 for consideration of taxes on all other annual compensation.
(30)	Consists of our contribution (including interest) of $36,695 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $12,750 to the executive’s 401(k) plan account.
(31)	Consists of $13,484 for consideration of taxes on all other annual compensation.
(32)	Consists of our contribution (including interest) of $24,870 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $11,750 to the executive’s 401(k) plan account and reimbursement for relocation expenses and consideration of taxes on all other compensation of $65,034.
(33)	Consists of $26,032 for consideration of taxes on all other annual compensation.
(34)	Consists of our contribution (including interest) of $37,960 to the executive’s Supplemental Retirement Plan account. Also includes a matching contribution of $10,875 to the executive’s 401(k) plan account and reimbursement for relocation expenses and consideration of taxes on all other compensation of $15,187.

Option Grants in Last Fiscal Year

The following table contains information regarding option grants by us to our Named Executive Officers during the fiscal year ended October 1, 2004.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants						Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term (2)
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year		Exercise Price per Share ($)(1)		Expiration Date

Name							5%		10%

Richard A. Aurelio	10,000 23,333 46,667	0.79 1.85 3.70	% % %	$ $ $	43.14 33.94 26.18	11/21/2010 05/05/2011 08/13/2011	$ $ $	175,623 322,392 497,372	$ $ $	409,277 751,310 1,159,088

Ernest L. Godshalk, III	10,000 23,333 46,667	0.79 1.85 3.70	% % %	$ $ $	43.14 33.94 26.18	11/21/2010 05/05/2011 08/13/2011	$ $ $	175,623 322,392 497,372	$ $ $	409,277 751,310 1,159,088

Robert J. Halliday	10,000 13,333 26,667	0.79 1.06 2.12	% % %	$ $ $	43.14 33.94 26.18	11/21/2010 05/05/2011 08/13/2011	$ $ $	175,623 184,222 284,214	$ $ $	409,277 429,315 662,339

John E. Aldeborgh	10,000 13,333 26,667	0.79 1.06 2.12	% % %	$ $ $	43.14 33.94 26.18	11/21/2010 05/05/2011 08/13/2011	$ $ $	175,623 184,222 284,214	$ $ $	409,277 429,315 662,339

Alan P. Sheng	10,000 13,333 26,667	0.79 1.06 2.12	% % %	$ $ $	43.14 33.94 26.18	11/21/2010 05/05/2011 08/13/2011	$ $ $	175,623 184,222 284,214	$ $ $	409,277 429,315 662,339

(1)	The exercise price per share of each option was equal to the fair market value per share of our common stock on the date of grant.

(2)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date of the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercises of the option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of shares of our common stock, the option holder’s continued employment through the option period and the date on which the options are exercised.

Aggregated Option Exercises and in Last Fiscal Year and Fiscal Year-End Option Values

The table set forth below contains certain information regarding each exercise of a stock option during the fiscal year ended October 1, 2004 by our Named Executive Officers, and the number and value of the securities underlying unexercised options held by each of the Named Executive Officers as of October 1, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Name	Number of Shares Acquired on Exercise(#)	Value Realized($)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-the-Money Options at Fiscal Year End($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard A. Aurelio	355,000	$12,292,978	590,029	121,667	$8,834,151	$476,469
Ernest L. Godshalk, III	99,999	$3,677,848	199,001	109,999	$1,741,489	$431,660
Robert J. Halliday	30,000	$518,073	111,418	77,082	$307,062	$298,127
John E. Aldeborgh	16,833	$413,359	119,168	127,499	$135,876	$368,129
Alan P. Sheng	75,000	$1,507,435	84,585	70,415	$309,511	$246,258

(1)	Represents the per share value of the shares of our common stock at the time the option was exercised, less the per share option exercise price, multiplied by the number of shares acquired on exercise of such option.

(2)	Based on the fair value of the closing price of a share of our common stock on October 1, 2004 (i.e., $32.79), less the option exercise price, multiplied by the number of shares underlying the options.

Agreements with Named Executive Officers

Change in Control Agreements

With the exception of Ernest L. Godshalk, III, the Named Executive Officers and certain other of our executive officers are parties to change in control agreements with us. Under these agreements, a change in control of Varian Semiconductor is defined to occur if:

•	any individual or group becomes the beneficial owner (as defined in Section 13 of the Securities Exchange Act of 1934, as amended) of 30% or more of the voting power of our outstanding securities;

•	the “continuing directors” cease to constitute at least a majority of the Board of Directors. “Continuing directors” are defined as our directors as of the date of the executive’s agreement and any successor to any such director who was nominated or selected by a majority of the continuing directors in office at the time of the director’s nomination or selection and who is not an “affiliate” or an “associate” (as defined under the Exchange Act) of any person who is the beneficial owner of more than 10% of the combined voting power of Varian Semiconductor;

•	there occurs a reorganization, merger, consolidation or other corporate transaction involving Varian Semiconductor in which the stockholders of Varian Semiconductor immediately prior to such transaction do not own more than 50% of the combined voting power of Varian Semiconductor (or of a successor entity resulting from such transaction) after such transaction; or

•	all or substantially all of our assets are sold, liquidated or distributed.

In certain circumstances, the Board of Directors can declare that change in control will not be considered to have occurred, despite the occurrence of one of the above-listed events. With certain exceptions, these agreements each provide that the executive officer will forfeit his benefits under the agreement if he voluntarily leaves our employ during the process of a tender offer, merger negotiations or in certain other circumstances that could lead to a change in control. This is intended to assure that management will continue to act in the interest of the stockholders rather than be affected by personal uncertainties during any attempts to effect a change in control of Varian Semiconductor, and to enhance our ability to attract and to retain executives.

Each agreement provides that if within 18 months of a change in control (i) we terminate the executive’s employment other than by reason of his death, disability, retirement or for “cause” (as defined in the applicable agreement) or (ii) the executive terminates his employment for “good reason” (as defined in the applicable agreement), the executive will receive:

•	a lump sum severance payment equal to 2.99 (in the case of the Chief Executive Officer and the Executive Chairman) or 2.50 (in the case of certain other designated executives) multiplied by the sum of (1) the executive’s annual base salary, (2) the highest annual bonus paid to the executive in any of the three fiscal years ending prior to the date of termination and (3) the highest cash bonus for a performance period of more than one fiscal year that was paid to the executive in any of the three fiscal years ending prior to the date of termination;

•	a gross-up payment that will place the executive in the same after-tax economic position with respect to the severance payment described above that the executive would have enjoyed if no taxes were due on the severance payment;

•	a pro rata portion of the executive’s target bonus for the fiscal year in which the executive’s termination occurs, and for any other partially completed bonus performance period at the time of the executive’s termination;

•	full exercisability of unvested stock options and full release of restrictions on restricted stock;

•	continued receipt of benefits under life, medical, dental, vision and disability insurance plans, as well as the financial and tax counseling plan, until the earlier to occur of commencement of substantially equivalent full-time employment with a new employer or 24 months after the date of termination of employment with Varian Semiconductor;

•	the right to purchase any company-leased automobile then in possession of the executive; and

•	a gross-up payment such that if any payments and benefits received by the executive from Varian Semiconductor would subject that person to the excise tax contained in Section 4999 of the Internal Revenue Code of 1986, as amended, the executive will be entitled to receive an additional payment that will place the executive in the same after-tax economic position that the executive would have enjoyed if such excise tax had not applied.

These agreements also provide that if, following a change in control, the executive’s employment is terminated due to death or disability, the executive will receive death or long-term disability benefits no less favorable than the most favorable benefits to which the executive would have been entitled had the death or disability occurred at any time in the one-year period prior to the change in control.

Ernest L. Godshalk, III entered into a Retirement Agreement and General Release with Varian Semiconductor on December 8, 2004, whereby he resigned from his position as a director of Varian Semiconductor and as President and Chief Operating Officer effective as of December 31, 2004. The Retirement Agreement and General Release between Mr. Godshalk and Varian Semiconductor superseded the Change in Control Agreement, dated February 16, 2001, between Mr. Godshalk and Varian Semiconductor.

Offer Letter from Varian Semiconductor to Chief Executive Officer

In connection with the appointment of Mr. Gary E. Dickerson as Chief Executive Officer, Varian Semiconductor and Mr. Dickerson signed an offer letter effective October 16, 2004. Pursuant to the offer letter, Mr. Dickerson will receive an annual base salary of $550,000. Mr. Dickerson will be eligible to participate in our Management Incentive Plan. Mr. Dickerson’s target incentive award will be 100% percent of his base salary and the maximum award payable pursuant to the Management Incentive Plan will be 300% percent of his base salary.

Pursuant to the offer letter, Mr. Dickerson will be granted non-qualified stock options to purchase an aggregate of 400,000 shares of our common stock. On October 18, 2004, he was granted options pursuant to the Omnibus Stock Plan to purchase 125,000 shares of our common stock. On November 12, 2004, he was granted options pursuant to the Omnibus Stock Plan to purchase 50,000 shares of our common stock. These option grants are subject to a four-year vesting schedule and have a maximum term of seven years. The remaining options to purchase 225,000 shares will be granted by the Compensation Committee in one or more installments on dates during which our current fiscal year on which options are granted generally to employees. These additional options will have an exercise price equal to the closing price of shares of our common stock on the relevant date of grant, and will have a maximum term equal to that of other options granted on the same date. On October 18, 2004, Mr. Dickerson was also granted $1 million of restricted stock. The restricted stock is subject to a four-year vesting schedule.

Mr. Dickerson has also entered into a Change in Control Agreement (as described above) and an Indemnity Agreement with Varian Semiconductor. The Change in Control Agreement and Indemnity Agreement took effective as of October 16, 2004.

Compensation of Directors

Chairman of the Board

Mr. Richard A. Aurelio was both Chairman of the Board of Directors and the Chief Executive Officer of Varian Semiconductor until October 2004. Mr. Aurelio’s compensation for serving as Chief Executive Officer is described under the heading “Executive Compensation.” Mr. Aurelio did not receive any additional compensation for serving as Chairman of the Board of Directors. Effective as of October 16, 2004, Mr. Gary E. Dickerson was appointed a Director on the Board of Directors and the Chief Executive Officer of Varian Semiconductor. Mr. Dickerson’s compensation for serving as Chief Executive Officer is described under the heading “Executive Compensation.” Mr. Dickerson will not receive any additional compensation for serving as a Director on the Board of Directors. Effective as of October 16, 2004, Mr. Aurelio will continue to serve as the Executive Chairman of the Board of Directors and receive a base salary of $300,000. Mr. Aurelio will also be eligible to participate in our Management Incentive Plan.

Fiscal Year 2004

During fiscal year 2004, each non-employee director received a $35,000 cash retainer in consideration for his or her service on the Board of Directors.

In addition, effective as of August 15, 2003, the Board of Directors amended the Omnibus Stock Plan so that each director who is not our employee receives a non-qualified stock option to purchase 5,000 shares of our common stock on the date of the non-employee director’s appointment or election as our non-employee director. Furthermore, each non-employee director receives annually, beginning with the second annual meeting following his or her appointment or election, a non-qualified stock option to purchase 3,000 shares of our common stock. Such stock options are granted with an exercise price equal to the fair market value of shares of our common stock on the date of grant, are fully exercisable when granted and have a seven-year term. Prior to the foregoing change to equity-based compensation, each non-employee director received a non-qualified stock option to purchase 50,000 shares of our common stock on the date of the non-employee director’s appointment or election as our non-employee director and annually, beginning with the second annual meeting following his or her appointment or election, a non-qualified stock option to purchase 5,000 shares of our common stock.

Directors who are our employees received no compensation for their services as directors in fiscal year 2004.

Fiscal Year 2005

Each non-employee director will receive the following cash compensation in consideration for his or her service on the Board of Directors for fiscal year ending 2005 (except as where otherwise provided):

•	$35,000 annual cash retainer (as described in further detail below);

•	$2,500 for each meeting of the Board of Directors that a director attends in person;

•	$1,000 for each telephonic meeting of the Board of Directors that a director attends telephonically;

•	$1,000 for attending any meeting of the Audit Committee, the Compensation Committee or the Nominating and Corporate Governance Committee;

•	In the event that a director is appointed Chairman of the Audit Committee, such director will receive an additional $10,000 annual cash retainer for his or her services as Chairman; and

•	In the event that a director is appointed Chairman of the Compensation Committee or the Chairman of the Nominating and Corporate Governance Committee, such director will receive an additional $6,000 annual cash retainer for his or her services as Chairman.

In addition, on November 12, 2004, the Board of Directors adopted a clarifying resolution with respect to the annual cash retainer of $35,000 that provided, effective as of August 15, 2003, each non-employee director is eligible for a $35,000 annual cash retainer in consideration of his or her service on the Board of Directors, to be paid by Varian Semiconductor (a) for the period beginning on the first business day following the Annual Meeting of Stockholders of Varian Semiconductor held in 2003 and ending on the day of the Annual Meeting of Stockholders held in 2004, in a single installment of $35,000 (prorated for each non-employee director whose service began on a date subsequent to the first business day following the 2003 Annual Meeting of Stockholders) paid as soon as practicable following August 15, 2003, and (b) with respect to each subsequent approximately one-year period between consecutive Annual Meetings of Stockholders, in two installments, consisting of a first payment of $17,500 due on the first business day following the Annual Meeting of Stockholders (beginning with the Annual Meeting of Stockholders held in 2004) and a second payment of $17,500 due on the date which is six months after the date of such Annual Meeting of Stockholders (or the next business day thereafter, if such day is not a business day) for so long as the non-employee director serves as such; provided, however, that if a non-employee director’s service begins in the period between semi annual installments of the annual cash compensation for non-employee directors, such director will be paid $17,500 prorated to reflect the portion of such period remaining after his commencement of service; and; provided further, however, that if a non-employee director is no longer serving as a non-employee director of Varian Semiconductor (e.g., due to resignation, retirement or other termination of service) on any applicable payment date, he or she will not be entitled to the installment of the annual cash compensation otherwise due on such date or any portion thereof.

In addition, subject to stockholder approval of the amendment of the Omnibus Stock Plan described in Proposal 5, the Board of Directors approved an amendment effective November 12, 2004 to the Omnibus Stock Plan to provide that each non-employee director receives a non-qualified stock option grant to purchase 12,000 shares of our common stock on the date of the non-employee director’s appointment or initial election as our non-employee director. In light of this change, on November 12, 2004, the Compensation Committee granted 7,000 non-qualified stock options (subject to stockholder approval of the amendment to the Omnibus Stock Plan described in Proposal 5) to Dennis Schmal and Xun (Eric) Chen, who were previously appointed in August 2004 and March 2004, respectively, and received grants of 5,000 non-qualified stock options on the date of appointment. In addition, subject to stockholder approval of the amendment of the Omnibus Stock Plan described in Proposal 5, the Board of Directors approved an amendment to the Omnibus Stock Plan to provide that each non-employee director also receives annually, beginning with the first Annual Meeting of Stockholders following his or her appointment or initial election, a non-qualified stock option grant to purchase 6,000 shares of our common stock. In accordance with the Omnibus Stock Plan, the non-qualified stock options are granted with an exercise price equal to the fair market value of a share of our common stock on the date of grant and are fully exercisable on the date of grant.

Indebtedness of Management

No members of management or of our Board of Directors have any indebtedness outstanding that is owed to us.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during fiscal year 2004 were Mr. Chen, Dr. Dutton, Mr. MacNaughton, Mr. Schmal and Ms. Tallett. All members of the Compensation Committee satisfy the independent director standards as defined by current NASDAQ rules and are “independent directors” for purposes of Rule 162(m) of the U.S. Internal Revenue Code of 1986, as amended, and are “non-employee directors” for purposes of Section 16 of the Exchange Act. No interlocking relationship, as defined in the Exchange Act exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity.

Equity Compensation Plan Information

We maintain two equity plans, the Omnibus Stock Plan and the Employee Stock Purchase Plan, both of which have been approved by our stockholders. The following table provides information regarding the shares of our common stock authorized for issuance under our equity compensation plans as of October 1, 2004.

	(a)	(b)	(c)
Plan Category(1)	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders	4,654,673	$29.22	1,287,618	(1)
Equity Compensation Plans Not Approved by Security Holders	N/A	N/A	N/A

Total	4,654,673	$29.22	1,287,618

(1)	Includes 210,734 shares of our common stock issuable under the Employee Stock Purchase Plan and 1,076,884 shares of our common stock issuable under the Omnibus Stock Plan, of which 95,500 may be granted in the form of restricted stock. The weighted average remaining contractual life of all options under the Omnibus Stock Plan is 5.9 years.

Report of the Compensation Committee

The compensation program for executive officers of Varian Semiconductor is administered by the Compensation Committee, whose members are all “independent” (as defined under the applicable rules of the NASDAQ Stock Market, Inc.), non-employee directors of Varian Semiconductor. Varian Semiconductor’s executive compensation program is designed to retain and reward the executives who are leading Varian Semiconductor in the achievement of its business objectives.

Compensation Objectives and Philosophy.    The objectives of the executive compensation program are: (1) to align compensation with business objectives and individual performance and (2) to attract, retain and reward executive officers who contribute to the long-term success of Varian Semiconductor. Varian Semiconductor’s executive compensation philosophy is based on the principles of sustained performance and competitive and fair compensation.

Sustained Performance.    Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which pre-established strategic and business plan goals are met for each executive, including such specific factors as the achievement of operating budgets, attainment of market share goals, continued customer satisfaction, development of targeted product segments and performance relative to competitors. Individual performance is evaluated by reviewing attainment of specified individual objectives and the degree to which teamwork and company values are fostered.

In evaluating each executive officer’s performance, the Compensation Committee generally conforms to the following process:

•	Company and individual goals and objectives generally are set at the beginning of the performance cycle.

•	At the end of the performance cycle, the accomplishment of the executive’s goals and objectives and his contributions to Varian Semiconductor are evaluated.

•	The executive’s performance is then compared with that of peers within Varian Semiconductor, and the results are communicated to the executive.

•	The results, combined with compensation practices of other companies in the industry, are then used to determine base salary, cash bonuses and equity-based award levels.

Competitive and Fair Compensation.    Varian Semiconductor is committed to providing an executive compensation program that helps attract and retain highly qualified executives. In the prior fiscal year, an outside compensation consulting firm was engaged to provide an independent analysis of the programs and practices for the executive officers of Varian Semiconductor and to assist in the formulation of recommendations relating to the appropriate level and mix of compensation for the executive officers of Varian Semiconductor. To ensure that compensation is competitive, with the assistance of an outside compensation consulting firm and the utilization of nationally recognized compensation surveys in the technology sector, Varian Semiconductor annually compares its compensation practices with those of other companies in the industry and takes the results into consideration when establishing its compensation guidelines for executives. In light of the foregoing, Varian Semiconductor believes compensation for its executive officers is within the range of compensation paid to executives with comparable qualifications, experience and responsibilities in companies with similar businesses and of comparable size and success.

Compensation for Varian Semiconductor’s executive officers primarily consists of three elements—base salary, cash bonuses and equity-based awards. Generally, increases in base salaries, the payment of cash bonuses and the grant of equity-based awards are based on actual corporate and individual performance against targeted performance and various objective performance criteria. Targeted performance criteria vary for each executive and are based on his area of responsibility. Subjective performance criteria include an executive’s ability to motivate others, recognize and pursue new business opportunities and initiate programs to enhance Varian Semiconductor’s growth and success.

Base Salary.    The base salaries for executives are generally set by reviewing the performance of the individual, compensation for competitive positions in the market and the historical compensation levels of the executives.

Cash Bonuses.    The Management Incentive Plan (the “MIP”) is a cash-based incentive plan for Varian Semiconductor’s executive officers and other key employees. Pursuant to the MIP, the Compensation Committee establishes performance goals and a target award and a maximum award for each participant. The target award and maximum award are based on a percentage of the participant’s base salary. The qualitative measurement areas for the fiscal year 2004 performance goals, as established by the Compensation Committee, were as follows: (i) the attainment of market share goals; (ii) profitability; and (iii) product development. In addition, for certain executive officers, individual goals were established (e.g., success in certain regions where Varian Semiconductor conducts business or the success of certain divisions of Varian Semiconductor). After the completion of fiscal year 2004, the Compensation Committee evaluated whether the performance goals for each executive officer were achieved. Payouts under the MIP were made in a lump sum cash payment following the completion of fiscal year 2004. The Compensation Committee has determined that any payouts after the completion of fiscal year 2005 will be subject to the following structure: (i) in the event that a participant’s actual award is determined to be less than or equal to his target award, the participant will receive the full amount of the actual award at the time bonuses are paid for fiscal year 2005 and (ii) in the event that a participant’s actual award is determined to be greater than his target award, the participant will receive the bonus in three installments as follows: (A) an amount equal to 100% of his target award will be paid at the time bonuses are paid for fiscal year 2005; (B) 50% of the remaining amount will be paid at the time bonuses are paid after the completion of fiscal year 2006; and (C) the other 50% of the remaining amount will be paid at the time bonuses are paid after the completion of fiscal year 2007, subject to forfeiture in the event that a participant resigns for any reason prior to the payment of any award.

Equity-Based Awards.    Compensation at the executive officer level also includes the long-term incentives offered by equity-based awards. To best align executive officers’ interests with the long-term interests of the Varian Semiconductor stockholders, Varian Semiconductor primarily uses stock options as its long-term incentive vehicle. The stock option program also is designed to assist in the retention of executives. The size of option grants is generally intended to reflect the executive’s position with Varian Semiconductor and his contributions to Varian Semiconductor, including his success in achieving the individual performance criteria described above. In fiscal year 2004, option grants generally had a three-year vesting period to encourage key employees to continue in the employ of Varian Semiconductor. The Compensation Committee has determined that it is in the best interests of Varian Semiconductor and its stockholders to increase the standard vesting schedule from three years to four years for option grants made in fiscal year 2005. The Compensation Committee has begun to utilize grants of restricted stock to attract talented individuals to accept employment with Varian Semiconductor and to motivate such executive officers. The Compensation Committee may continue to utilize grants of restricted stock in the future to attract other talented individuals to accept employment with Varian Semiconductor, to assist in the retention of executive officers and to provide motivational incentives to executive officers.

In addition, executive officers may acquire shares of Varian Semiconductor common stock through a non-compensatory employee stock purchase plan that is intended to meet the requirements of Section 423 of the Internal Revenue Code of 1986, as amended. Employees who elect to participate in this plan are able to purchase shares of Varian Semiconductor common stock at a 15% discount from the market value of such stock. The plan permits an enrolled employee to have withheld from his salary an amount between 1% and 10% of compensation, which is used to purchase shares of common stock. Purchases occur at the end of option periods, which are of six-months’ duration.

Compensation of Chief Executive Officer.    The Compensation Committee determines the compensation of Varian Semiconductor’s Chief Executive Officer based on the policies and procedures described above for all executive officers.

Richard A. Aurelio.    For fiscal year 2004, the Compensation Committee took into consideration the following factors: (1) Varian Semiconductor’s performance relative to its competitors; (2) Varian Semiconductor’s status as a leading supplier of ion implantation systems; (3) Varian Semiconductor’s internal targets were met or exceeded; and (4) Varian Semiconductor’s level of compensation compared to the compensation of other chief executive officers. Based on these factors, Mr. Aurelio received the following compensation: (1) salary of $611,250; (2) incentive bonus of $855,000; (3) an aggregate of $173,578 in 401(k) and Supplement Retirement Plan contributions and (4) other compensation of $148,329, which included $49,551 for personal use of a company-leased automobile, $47,433 for reimbursement for financial planning services paid by Mr. Aurelio and $51,346 for consideration of taxes on all other annual compensation. In addition, in fiscal year 2004, Mr. Aurelio was awarded three option grants to purchase an aggregate of 80,000 shares of Varian Semiconductor’s common stock in order to provide him with a long-term incentive tied to Varian Semiconductor’s performance, 46,667 of the options were granted at an exercise price of $26.18 per share, 23,333 of the options were granted at an exercise price of $33.94 and 10,000 of the options were granted at an exercise price of $43.14 per share. Effective October 16, 2004, Mr. Aurelio resigned as Varian Semiconductor’s Chief Executive Officer, although he will continue to serve as Executive Chairman and receive a base salary of $300,000. Mr. Aurelio will also be eligible to participate in our Management Incentive Plan.

Gary E. Dickerson.    Effective October 16, 2004, Mr. Dickerson was appointed as Varian Semiconductor’s Chief Executive Officer. Mr. Dickerson’s compensation was determined by the Compensation Committee based on the policies and procedures described above for all executive officers. Mr. Dickerson will receive a base salary of $550,000 and will be eligible to participate in the MIP. Mr. Dickerson was awarded an option to purchase 125,000 shares of Varian Semiconductor’s common stock at an exercise price of $31.98 per share and an option to purchase 50,000 shares of Varian Semiconductor’s common stock at an exercise price of $35.35 per share. These option grants are subject to a four-year vesting schedule. Pursuant to the offer letter from Varian Semiconductor, Mr. Dickerson is entitled to receive additional options to purchase 225,000 shares, which will be granted by the Compensation Committee in one or more installments on dates during fiscal year 2005 on which options are granted generally to employees. On October 18, 2004, Mr. Dickerson was also granted $1 million of restricted stock (i.e., 31,270 shares of restricted stock). The restricted stock is subject to a four-year vesting schedule.

Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1 million paid to Varian Semiconductor’s Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. Varian Semiconductor’s stockholder-approved Omnibus Stock Plan is qualified so that awards under such plan constitute performance-based compensation not subject to Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of Varian Semiconductor and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

The Compensation Committee is pleased to submit this report to Varian Semiconductor’s stockholders and believes that the objectives of the compensation program for executive officers of Varian Semiconductor in fiscal year 2004 have been satisfied.

COMPENSATION COMMITTEE

Angus A. MacNaughton (Chairperson)

Xun (Eric) Chen

Robert W. Dutton

Dennis G. Schmal

Elizabeth E. Tallett

Comparative Stock Performance

The comparative stock performance graph below compares the cumulative stockholders’ return on shares of our common stock from the period from October 1, 1999 through October 1, 2004 with the cumulative total return on (1) the Total Return Index for The NASDAQ National Market (U.S. Companies) (the “NASDAQ Composite Index”) and (2) the Goldman Sachs Semiconductor Index, which is a published industry index. The cumulative total return computations set forth in the performance graph assume the investment of $100 in shares of our common stock, the NASDAQ Composite Index and the Goldman Sachs Semiconductor Index on October 1, 1999.

COMPARISON OF FIVE-YEAR CUMULATIVE STOCKHOLDERS’ RETURNS

PERFORMANCE GRAPH FOR VARIAN SEMICONDUCTOR

The comparative stock performance graph below compares the cumulative stockholder return on the common stock of Varian Semiconductor for the period from April 5, 1999 through October 1, 2004 with the cumulative total return on (1) the Total Return Index for The NASDAQ National Market (U.S. Companies) (the “NASDAQ Composite Index”) and (2) the Goldman Sachs Semiconductor Index, which is a published industry index. The cumulative total return computations set forth in the performance graph assume the investment of $100 in Varian Semiconductor’s common stock, the NASDAQ Composite Index and the Goldman Sachs Semiconductor Index on April 5, 1999. Prior to April 5, 1999, Varian Semiconductor’s common stock was not registered under the Exchange Act.

Report of the Audit Committee

The Audit Committee is composed of five members and acts under a written charter adopted by the Board of Directors. The members of the Audit Committee are independent directors, as defined by its charter and the NASDAQ rules. Dennis G. Schmal is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The members of the Audit Committee are not full-time employees of Varian Semiconductor and are not, and do not represent to be, performing the functions of auditors or accountants. Members of the Audit Committee rely on the information provided and the representations made to them by management and the independent registered public accounting firm.

The purpose of the Audit Committee is to assist with the Board of Directors’ oversight of (a) the integrity of Varian Semiconductor’s financial statements, (b) compliance with legal and regulatory requirements, (c) the independent registered public accounting firm’s qualifications, independence and performance, (d) the performance of Varian Semiconductor’s internal audit function and (e) the pre-approval of all audit and non-audit services, if any, provided by the Company’s independent registered public accounting firm. The Company’s internal auditors and independent auditor each have unrestricted access to the Audit Committee. In the performance of its oversight role, the Audit Committee reviewed Varian Semiconductor’s audited financial statements for the fiscal year ended October 1, 2004 and met with both Varian Semiconductor’s management and PricewaterhouseCoopers LLP, the independent registered public accounting firm who performed the audit, to discuss these financial statements.

Management is responsible for Varian Semiconductor’s internal controls and the financial reporting process. Management represented to the Audit Committee that Varian Semiconductor’s financial statements had been prepared in accordance with generally accepted accounting principles in the United States. Varian Semiconductor’s independent registered public accounting firm (a) audits the annual financial statements prepared by management, (b) expresses an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of Varian Semiconductor in conformity with accounting principles generally accepted in the United States and that the audit of the Company’s financial statements by the such accounting firm has been carried out in accordance with auditing standards generally accepted in the United States and (c) discusses with the Audit Committee any issues it believes should be raised. As appropriate, the Audit Committee reviews and evaluates, and discusses with Varian Semiconductor’s management, internal accounting, financial and auditing personnel and the independent accountants, the following points:

•	the plan for, and the independent registered public accounting firm’s report on, each audit of Varian Semiconductor’s financial statements;

•	Varian Semiconductor’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	management’s selection, application and disclosure of critical accounting policies;

•	changes in Varian Semiconductor’s accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to Varian Semiconductor; and

•	the adequacy of Varian Semiconductor’s internal controls and accounting, financial and auditing personnel.

The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) (AU Sec. 380) with PricewaterhouseCoopers LLP, Varian Semiconductor’s independent registered public accounting firm. SAS 61 requires Varian Semiconductor’s independent registered public accounting firm to discuss with Varian Semiconductor’s Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the accounting firm’s conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

Varian Semiconductor’s independent registered public accounting firm also provided the Audit Committee with other material written communications such as the engagement letter, reports on observations and recommendations on internal controls and the independence letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires independent registered public accounting firms annually to disclose in writing all relationships that in the accounting firm’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit Committee discussed with the registered public accounting firm the matters disclosed in this letter and their independence from Varian Semiconductor. The Audit Committee also considered whether such accounting firm’s provision of the other, non-audit related services to Varian Semiconductor which are referred to under the heading “Ratification of Selection of Auditors for 2005” is compatible with maintaining such registered public accounting firm’ independence and concluded that the independence of PricewaterhouseCoopers LLP is not compromised by the provision of such services.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to Varian Semiconductor’s Board of Directors that the audited financial statements be included in Varian Semiconductor’s Annual Report on Form 10-K for the fiscal year ended October 1, 2004. Subject to stockholder ratification, the Audit Committee has selected PricewaterhouseCoopers LLP as Varian Semiconductor’s external auditors for the fiscal year ending September 30, 2005.

AUDIT COMMITTEE

Robert W. Dutton (Chairperson)

Xun (Eric) Chen

Angus A. MacNaughton

Dennis G. Schmal

Elizabeth E. Tallett

None of the Report of the Compensation Committee, the Report of the Audit Committee or the Performance Graph shall be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as from time to time in effect, or under the Exchange Act, as from time to time in effect, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such acts.

PROPOSAL 2

APPROVAL OF AMENDMENT TO OMNIBUS STOCK PLAN TO INCREASE THE NUMBER

OF SHARES OF OUR COMMON STOCK RESERVED FOR ISSUANCE BY 1,600,000 SHARES

On December 16, 2004, our Board of Directors adopted, subject to stockholder approval, an amendment to the Omnibus Stock Plan, to increase the number of shares of our common stock reserved for issuance by 1,600,000 shares (subject to adjustment in the event of stock splits and other similar events).

An increase in the number of shares of our common stock reserved for issuance under the Omnibus Stock Plan is necessary for us to be able to continue granting equity-based awards to employees, consultants and non-employee directors of Varian Semiconductor and our affiliates.

Our Board of Directors believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, the Board of Directors believes the approval of the amendment to the Omnibus Stock Plan to increase the number of shares of our common stock reserved for issuance under the plan by 1,600,000 shares is in our best interests and those of our stockholders and recommends a vote “FOR” the approval of this amendment to the Omnibus Stock Plan and the reservation of an additional 1,600,000 shares of our common stock for issuance thereunder.

Description of the Material Features of the Omnibus Stock Plan

Set forth below is a description of the material features of the Omnibus Stock Plan. The following description is qualified in all respects by reference to the full text of the Omnibus Stock Plan, as amended and restated to incorporate the amendments described in this proxy statement, a copy of which is attached as Appendix A to the electronic copy of this proxy statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov). In addition, a copy of the Omnibus Stock Plan will be provided to any stockholder upon written request to our Secretary.

Types of Awards.    The Omnibus Stock Plan currently provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, restricted stock, performance units and performance shares. For purposes of this description, incentive stock options, non-qualified stock options, restricted stock, performance units and performance shares are referred to individually as an “award” and collectively as “awards.” Each type of award is generally described below.

Incentive Stock Options; Non-qualified Stock Options.    Incentive stock options are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended. Pursuant to the grant of incentive stock options and non-qualified stock options, optionees receive the right to purchase a specified number of shares of our common stock at a specified option price, subject to such other terms and conditions as are specified in connection with the option grant. Incentive stock options and non-qualified stock options may not be granted at an exercise price less than 100% of the fair market value of shares of our common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of Varian Semiconductor). The number of shares of our common stock subject to options will be determined by the Compensation Committee, but during any fiscal year of Varian Semiconductor, no participant may be granted options for more than 1,000,000 shares.

Subject to stockholder approval of the amendment described in Proposal 4, options may not be granted for a term in excess of eight years from the applicable date of grant. If an optionee who is an employee dies prior to the expiration of his or her options, such options will be exercisable for the earlier of the expiration of the option term or three years after the date of death. If an optionee who is a consultant dies prior the expiration of his or her options, the Compensation Committee has the discretion to extend the expiration date for up to three years after the date of death, although the expiration date may not be later than the expiration of the option term. The Omnibus Stock Plan provides that options will be exercisable at such times as the Compensation Committee determines. After an option is granted, the Compensation Committee may accelerate the exercisablity of an option.

The Omnibus Stock Plan permits the following forms of payment of the exercise price of options: (i) payment by cash or its equivalent; (ii) tendering previously acquired shares of our common stock; (iii) any other lawful means permitted by the Board of Directors; or (iv) any combination of these forms of payment.

Stock Appreciation Rights.    The Compensation Committee will determine the terms and conditions of each stock appreciation right granted under the Omnibus Stock Plan, provided, however, that the exercise price of a stock appreciation right may not be less than 100% of the fair market value of shares of our common stock on the grant date. Stock appreciation rights may be granted in conjunction with an option, or may be granted on an independent basis. The number of shares of our common stock covered by each stock appreciation right will be determined by the Compensation Committee, but during any fiscal year of Varian Semiconductor, no participant may be granted stock appreciation rights for more than 100,000 shares. Upon exercise of a stock appreciation right, the participant will receive payment from us in an amount determined by multiplying: (i) the difference between the fair market value of a share of our common stock on the date of exercise over the exercise price (fair market value of a share on the grant date) times (ii) the number of shares with respect to which the stock appreciation right is exercised. Stock appreciation rights may be paid in cash, shares of our common stock, other property or any combination thereof, as determined by the Compensation Committee. Stock appreciation rights are exercisable at the times and on the terms established by the Compensation Committee.

Restricted Stock.    Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the Compensation Committee. Unless the Compensation Committee determines otherwise, shares of restricted stock will be held by Varian Semiconductor as escrow agent until the restrictions on such shares have lapsed. The number of shares of restricted stock granted to a participant will be determined by the Compensation Committee, but during any fiscal year of Varian Semiconductor, no participant may be granted more than 100,000 shares. In determining whether an award of restricted stock should be made and/or the vesting schedule for an award, the Compensation Committee has discretion to impose conditions to vesting as it determines to be appropriate, including the imposition of performance-based restrictions. In its discretion, the Compensation Committee may establish performance goals based on earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, net income, operating cash flow, return on assets, return on equity, return in sales, revenue and stockholder return. The Compensation Committee may also use other performance goals. Any performance goals may be applied on a company-wide or an individual business unit basis, as determined solely by the Compensation Committee.

Performance Units; Performance Shares.    Awards of performance units and performance shares will result in a payment to a participant only if performance goals established by the Compensation Committee are satisfied. The initial value of each performance unit and each performance share may not exceed 100% of the fair market value (on the date of grant) of a share of our common stock. The applicable performance goals will be determined by the Compensation Committee and may be applied on a company-wide or an individual business unit basis, as deemed appropriate in light of the participant’s specific responsibilities. In its discretion, the Compensation Committee may establish performance goals based on earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, net income, operating cash flow, return on assets, return on equity, return in sales, revenue and stockholder return. The Compensation Committee may also use other performance goals. During any fiscal year of Varian Semiconductor, no participant may be granted more than 100,000 performance units or performance shares.

Class of Persons Eligible to Receive Awards.    Employees, officers and consultants of Varian Semiconductor and our affiliates are eligible to be receive awards under the Omnibus Stock Plan. However, under present law, incentive stock options may only be granted to employees of Varian Semiconductor and our subsidiaries. Non-employee directors are only eligible to receive non-qualified stock options under the Omnibus Stock Plan. The approximate number of persons eligible for awards is set forth below under the sub-heading “New Plan Benefits (All Awards).”

Administration.    The Omnibus Stock Plan is administered by a committee appointed by the Board of Directors, and the Board of Directors has authorized the Compensation Committee to administer the Omnibus Stock Plan. Thus, the Compensation Committee has all powers and discretion necessary and appropriate to administer the Omnibus Stock Plan and to control its operation, including the authority to determine the recipients of awards, prescribe the terms and conditions of awards, interpret the Omnibus Stock Plan and awards, adopt procedures and sub-plans, adopt, amend and repeal administrative rules, guidelines and practices relating to the plan. The Compensation Committee may also delegate all or any part of its authority and powers to one or more directors or offices, subject to certain limitations. Subject to any applicable limitations contained in the Omnibus Stock Plan, the Compensation Committee or any other committee to whom the Compensation Committee delegates authority, as the case may be, selects the recipients of awards and determines (i) the number of shares of our common stock underlying such awards and the dates upon which such awards become exercisable or vested, (ii) the exercise price of such awards (if applicable) and (iii) the term of such awards (which may not exceed eight years for options, provided that the amendment described in Proposal 4 is approved by stockholders).

Adjustments in Awards and Authorized Shares.    The Compensation Committee (or other committee appointed by the Compensation Committee) is required to make appropriate adjustments in connection with the Omnibus Stock Plan and any awards to reflect a merger, reorganization, consolidation, recapitalization, stock split, stock dividend, spin-off and other change in capitalization or corporate structure affecting shares of our common stock. The Board of Directors will specify the effect of such an event on any stock options granted to non-employee directors.

Lapsed Awards.    If any award terminates, expires or lapses for any reason, any shares of our common stock subject to such award will again be available for grant under the Omnibus Stock Plan. In addition, any shares of our common stock issued pursuant to awards assumed or granted in substitution of other awards in connection with the acquisition of Varian Semiconductor of an unrelated entity will not reduce the maximum number of shares issuable under the Omnibus Stock Plan. However, the following shares of our common stock will not be added back to the maximum number of shares issuable under the Omnibus Stock Plan and will not be available again to be the subject of an award: (i) the number of shares of our common stock tendered to Varian Semiconductor (whether by physical delivery or attestation) as full or partial payment for the exercise price of an option or to satisfy a participant’s tax withholding obligations in connection with any award and (ii) the number of shares of our common stock withheld to pay the exercise price of an option or withheld from any award to satisfy the exercise price of an option or withheld from any award to satisfy a participant’s tax withholding obligations. In addition, any shares of our common stock that are granted pursuant to a reload option will be deemed delivered for purposes of determining the maximum number of shares of our common stock that may be delivered under the Omnibus Stock Plan and will not be available again to be the subject of an award.

Amendment or Termination.    The Board of Directors may at any time amend, suspend or terminate the Omnibus Stock Plan. No awards may be granted under the Omnibus Stock Plan after April 2, 2009 without further stockholder approval, but awards previously granted may extend beyond that date.

Market Value of the Securities.    As of latest practicable date, January 11, 2005, the last reported closing price of shares of our common stock on The NASDAQ National Market was $30.16.

New Plan Benefits (Options).    As of December 1, 2004, approximately an aggregate of 1,463 persons are eligible to receive incentive and/or non-qualified stock options under the Omnibus Stock Plan. This includes five persons who are our “Named Executive Officers,” who are named in the “Summary Compensation Table” above, seven persons who are our current executive officers as a group, five persons who are current directors who are not executive officers as a group, two persons who are nominees for election as directors, and, finally 1,446 persons who are all employees, including all current officers who are not executive officers, as a group.

The Omnibus Stock Plan provides for non-discretionary grants of non-qualified stock options to each of our non-employee directors. Effective as of November 12, 2004, subject to stockholder approval of the amendment of the Omnibus Stock Plan described in Proposal 5, each non-employee director will receive a non-qualified stock option to purchase 12,000 shares of our common stock on the date of his or her appointment or election as a non-employee director of Varian Semiconductor. In addition, each non-employee director will receive annually, beginning with the first annual meeting following his or her appointment or election, a non-qualified stock option to purchase 6,000 shares of our common stock in consideration for his or her service on our Board of Directors.

Except as described in the preceding paragraph, the granting of incentive and non-qualified stock options under the Omnibus Stock Plan is discretionary, and we cannot now determine the number or type of incentive or non-qualified stock options to be granted in the future to any particular person or group.

New Plan Benefits (All Awards).    As of December 1, 2004, approximately an aggregate of 1,463 persons are eligible to receive awards under the Omnibus Stock Plan. This includes five persons who are our “Named Executive Officers,” who are named in the “Summary Compensation Table” above, seven persons who are our current executive officers as a group, five persons who are current directors who are not executive officers as a group, two persons who are nominees for election as directors, and finally 1,446 persons who are all employees, including all current officers who are not executive officers, as a group. Except as described above with respect to the automatic grants of non-qualified stock options to non-employee directors, the granting of awards under the Omnibus Stock Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

Federal Income Tax Consequences.    The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the Omnibus Stock Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options.    In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of shares of our common stock acquired through the exercise of the option. The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of shares our common stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term. In order to obtain this tax treatment, the participant must have been our employee at all times from the date of the grant of the option through the date that is three months before the date of exercise of the option.

Non-Statutory Stock Options.    A participant will not have income upon the grant of a non-qualified stock option. A participant will have compensation income upon the exercise of a non-qualified stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock.    A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, is made within thirty days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards.    The tax consequences associated with any other stock-based award granted under the Omnibus Stock Plan will vary based upon the specific terms of the award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provision or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award of underlying shares of our common stock.

Tax Consequences to Us.    The grant of stock options under the Omnibus Stock Plan generally will have no tax consequences to us. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any shares of our common stock acquired under the Omnibus Stock Plan will have any tax consequences to us.

However, we or one of our subsidiaries (as the case may be) generally will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant under the Omnibus Stock Plan, including in connection with any restricted stock award or as a result of the exercise of a non-qualified stock option or a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended.

PROPOSAL 3

APPROVAL OF AMENDMENT TO OMNIBUS STOCK PLAN

TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR GRANT

PURSUANT TO STOCK APPRECIATION RIGHTS, RESTRICTED STOCK, PERFORMANCE UNITS

AND PERFORMANCE SHARES BY 300,000 SHARES

On December 17, 2004, our Board of Directors adopted, subject to stockholder approval, an amendment to the Omnibus Stock Plan, to increase the number of shares of our common stock available for grant pursuant to stock appreciation rights, restricted stock, performance units and performance shares by 300,000 shares, resulting in an aggregate of 400,000 shares available for such awards pursuant to the Omnibus Stock Plan. This increase does not impact the aggregate number of shares of our common stock reserved for issuance under the Omnibus Stock Plan.

Our Board of Directors believes that it is in our best interest and those of our stockholders that the Compensation Committee, which administers the Omnibus Stock Plan, have the ability to grant awards in addition to stock options to effectuate the purpose of the Omnibus Stock Plan. Grants of stock appreciation rights, restricted stock, performance rights and performance units would increase incentives to our employees and consultants and our affiliates, and would encourage share ownership in us by these individuals. In addition, grants of stock appreciation rights, restricted stock, performance rights and performance units will allow us to maintain a competitive position in attracting, retaining and motivating key personnel. In fiscal year 2004, we granted stock options and restricted stock to various participants under the Omnibus Stock Plan.

Accordingly, the Board of Directors believes the approval of the amendment to the Omnibus Stock Plan to increase the number of shares of our common stock available for grant pursuant to stock appreciation rights, restricted stock, performance units and performance shares by 300,000 shares is in our best interests and those of our stockholders and recommends a vote “FOR” the approval of this amendment to the Omnibus Stock Plan.

For a description of the material features of the Omnibus Stock Plan, see Proposal 2 (Approval of an Amendment to the Omnibus Stock Plan to Increase the Number of Shares of Our Common Stock Reserved for Issuance Under the Plan by 1,600,000 Shares).

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE OMNIBUS STOCK PLAN

TO PROVIDE THAT THE TERM OF AN OPTION MAY NOT BE LONGER

THAN EIGHT YEARS FROM THE APPLICABLE DATE OF GRANT

On November 12, 2004, our Board of Directors adopted, subject to stockholder approval, an amendment to the Omnibus Stock Plan to provide that the term of an option may not be longer than eight years from the applicable date of grant. This amendment is in connection with the change in the standard vesting schedule for stock option awards from three years to four years. Thus, the general vesting schedule is as follows: one-fourth (1/4) of the shares underlying an option vest one year from the applicable grant date, and the remaining three-fourths (3/4) of the shares vest in twelve equal quarterly installments until one hundred percent (100%) of the shares have vested at the end of four years. In connection with the longer vesting schedule for options, our Board of Directors has determined that the term of an option should be extended from seven years to eight years to provide optionees with sufficient time to exercise options. The extended option term would also apply to option grants to non-employee directors.

Accordingly, the Board of Directors believes the approval of the amendment to the Omnibus Stock Plan to provide that the term of an option may not be longer than eight years from the applicable date of grant is in our best interests and those of our stockholders and recommends a vote “FOR” the approval of this amendment to the Omnibus Stock Plan.

For a description of the material features of the Omnibus Stock Plan, see Proposal 2 (Approval of an Amendment to the Omnibus Stock Plan to Increase the Number of Shares of Our Common Stock Reserved for Issuance Under the Plan by 1,600,000 Shares).

PROPOSAL 5

APPROVAL OF AMENDMENT TO OMNIBUS STOCK PLAN TO PROVIDE THAT EACH

NON-EMPLOYEE DIRECTOR RECEIVES A NON-QUALIFIED STOCK OPTION GRANT TO PURCHASE 12,000 SHARES OF OUR COMMON STOCK ON THE DATE OF APPOINTMENT OR

INITIAL ELECTION, AND EACH NON-EMPLOYEE DIRECTOR ALSO RECEIVES ANNUALLY A NON-QUALIFIED OPTION GRANT TO PURCHASE 6,000 SHARES OF OUR COMMON STOCK

Our Board of Directors adopted an amendment to the Omnibus Stock Plan, effective as of November 12, 2004, subject to stockholder approval, to provide that each non-employee director receives a non-qualified stock option grant to purchase 12,000 shares of our common stock on the date of the non-employee director’s appointment or initial election as a non-employee director, and each non-employee director also receives annually, beginning with the first annual meeting following his or her appointment or initial election, a non-qualified stock option grant to purchase 6,000 shares of our common stock.

Previously, each non-employee director received a non-qualified stock option grant to purchase 5,000 shares of our common stock on the date of the non-employee director’s appointment or initial election as a non-employee director, and each non-employee director also received annually, beginning with the second annual meeting following his or her appointment or election, a non-qualified stock option grant to purchase 3,000 shares of our common stock.

The increase in the number of non-qualified stock options granted to non-employee directors is part of an overall change to the non-employee director compensation program of Varian Semiconductor, which was adopted after various discussions with our Board of Directors and an outside compensation consulting firm. Our Board of Directors believes that it is in our best interest and those of our stockholders that the non-employee director compensation program be amended so that Varian Semiconductor can continue to attract and retain highly qualified non-employee directors.

Accordingly, the Board of Directors believes the approval of the amendment to the Omnibus Stock Plan to provide that each non-employee director receives a non-qualified stock option grant to purchase 12,000 shares of our common stock on the date of appointment or initial election and that each non-employee director also receives annually a non-qualified option grant to purchase 6,000 shares of our common stock is in our best interests and those of our stockholders and recommends a vote “FOR” the approval of this amendment to the Omnibus Stock Plan.

For a description of the material features of the Omnibus Stock Plan, see Proposal 2 (Approval of an Amendment to the Omnibus Stock Plan to Increase the Number of Shares of Our Common Stock Reserved for Issuance Under the Plan by 1,600,000 Shares).

PROPOSAL 6

RATIFICATION OF THE SELECTION OF AUDITORS FOR FISCAL YEAR 2005

Subject to ratification by the stockholders, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP as Varian Semiconductor’s independent accountants for the fiscal year ending September 30, 2005. PricewaterhouseCoopers LLP has served as Varian Semiconductor’s independent accountants since April 1999. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP as Varian Semiconductor’s independent accountants, the selection of such independent accountants will be reconsidered by the Audit Committee.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of stockholders. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The Board of Directors believes that the ratification of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending September 30, 2005 is in our best interests and those of our stockholders and recommends a vote “FOR” the ratification of PricewaterhouseCoopers LLP.

Independent Accountants’ Fees

The following is a summary of the fees to Varian Semiconductor by PricewaterhouseCoopers LLP for professional services rendered for the fiscal years ended October 1, 2004 and October 3, 2003:

	Fiscal Year 2004	Fiscal Year 2003
Audit Fees	$675,000	$580,000
Audit-Related Fees	$56,000	$36,000
Tax Fees	$269,000	$299,000
All Other Fees	0	0

Total	$1,000,000	$915,000

Audit Fees

Consists of fees billed for professional services rendered for the audit of consolidated financial statements of Varian Semiconductor and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the consolidated financial statements of Varian Semiconductor which are not reported under “Audit Fees.” These services relate primarily to audits of employee benefit plans and accounting consultations.

Tax Fees

Consists of fees billed for professional services for tax compliance, tax consultations, tax planning and expatriate consulting services.

All Other Fees

For the fiscal years ended October 1, 2004 and October 3, 2003, there were no services provided by PricewaterhouseCoopers LLP in this category.

Audit Committee Policy on Pre-Approval of Services of Independent Accountants

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and our management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. Under the Sarbanes-Oxley Act of 2002, these pre-approval requirements are waived for non-audit services where (i) the aggregate of all such services is no more than 5% of the total amount paid to the external auditors during the fiscal year in which such services were provided, (ii) such services were not recognized at the time of the engagement to be non-audit services and (iii) such services are approved by the Audit Committee prior to the completion of the audit engagement. We did not utilize this exception to the pre-approval requirements during the 2004 fiscal year.

Audit Committee Financial Expert

The Board of Directors has determined that Mr. Dennis G. Schmal is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K and is considered “independent” as that term is used in Item 7(d)(3) of Schedule 14A under the Exchange Act.

OTHER MATTERS

The Board of Directors does not intend to bring any other business before the meeting and does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, personal interviews and the Internet. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in a stockholder’s household. We will promptly deliver a separate copy of either document to any stockholder who calls or writes to us at the following address or phone number: 35 Dory Road, Gloucester, MA 01930-2297, Telephone (978) 282-2000. If any stockholder wants to receive separate copies of the annual report and proxy statement in the future, or if any stockholder is receiving multiple copies and would like to receive only one copy for his or her household, such stockholder should contact his or her bank, broker, or other nominee record holder, or such stockholder may contact us at the above address and phone number.

INFORMATION ABOUT STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

If you wish to submit a proposal to be included in our 2006 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, we must receive your written proposal on or before September 8, 2005. Stockholders may propose matters to be presented at the 2006 Annual Meeting of stockholders. We may decline such requests under the circumstances described in the SEC’s proxy rules. A stockholder may make a proposal under the SEC’s proxy rules, in which case the proposal may, in certain circumstances, be included in the proxy statement for the 2006 Annual Meeting of stockholders. Proposals received by us at our principal office in Gloucester, Massachusetts later than September 8, 2005 will not be included in the proxy statement for the 2006 Annual Meeting of stockholders.

Alternatively, under the provisions of Delaware law and our by-laws, a stockholder may make a proposal by notifying us not earlier than October 8, 2005, nor later than November 5, 2005. However, any such proposal will not be included in the proxy statement for the 2006 Annual Meeting of stockholders.

Pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, as amended, if a stockholder who wishes to present a proposal fails to notify us within the time periods specified above but properly brings the proposal before the meeting, the proxies that management solicits for that meeting will have discretionary authority to vote on the stockholder’s proposal. If a stockholder makes timely notification, the proxies may still exercise discretionary authority in accordance with the SEC’s proxy rules.

By Order of the Board of Directors,

GARY E. DICKERSON
Chief Executive Officer

Gloucester, Massachusetts

January 12, 2005

The Board of Directors encourages stockholders to attend the meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Stockholders who attend this meeting may vote their stock personally even though they have sent in their proxies.

Appendix A

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

AMENDED AND RESTATED OMNIBUS STOCK PLAN

INCORPORATING AMENDMENTS

EFFECTIVE ON OR

BEFORE FEBRUARY 24, 2005

i

ii

iii

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

AMENDED AND RESTATED OMNIBUS STOCK PLAN

SECTION 1

BACKGROUND, PURPOSE AND DURATION

1.1 Purpose of the Plan. The Plan is intended to increase incentives and to encourage Share ownership on the part of (1) employees of the Company and its Affiliates, (2) consultants who provide significant services to the Company and its Affiliates, and (3) directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is intended to further the growth and profitability of the Company. The Plan is intended to permit the grant of Awards that qualify as performance-based compensation under section 162(m) of the Code.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.3 “Award” means, individually or collectively, a grant under the Plan of Non-qualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units or Performance Shares.

2.4 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.7 “Committee” means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

2.8 “Company” means Varian Semiconductor Equipment Associates, Inc., a Delaware corporation, or any successor thereto.

2.9 “Consultant” means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

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2.10 “Director” means any individual who is a member of the Board.

2.11 “Disability” means a permanent and total disability within the meaning of section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

2.12 “EBIT” means as to any Performance Period, the Company’s or a business unit’s income before reductions for interest and taxes, determined in accordance with generally accepted accounting principles.

2.13 “EBITDA” means as to any Performance Period. the Company’s or a business unit’s income before reductions for interest, taxes, depreciation and amortization, determined in accordance with generally accepted accounting principles.

2.14 “Earnings Per Share” means as to any Performance Period, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

2.15 “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.16 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.17 “Fair Market Value” means the last quoted per share selling price for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

2.18 “Fiscal Year” means the fiscal year of the Company.

2.19 “Grant Date” means, with respect to an Award, the date that the Award was granted.

2.20 “Incentive Stock Option” means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

2.21 “Net Income” means as to any Performance Period, the Company’s or a business unit’s income after taxes, determined in accordance with generally accepted accounting principles.

2.22 “Non-employee Director” means a Director who is an employee of neither the Company nor of any Affiliate.

2.23 “Non-qualified Stock Option” means an option to purchase Shares which is not intended to be an Incentive Stock Option.

2.24 “Operating Cash Flow” means as to any Performance Period, the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital

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comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

2.25 “Option” means an Incentive Stock Option or a Non-qualified Stock Option.

2.26 “Participant” means an Employee, Consultant, or Non-employee Director who has an outstanding Award.

2.27 “Performance Goals” means the goal(s) determined by the Committee, in its sole discretion, to be applicable to a Participant eligible for an Award and which may be selected from, but not limited to, (a) earnings per share, (b) return on average equity in relation to a peer group (the “Peer Group”) of companies designated by the Committee, (c) return on average assets in relation to the Peer Group, or (d) such other performance goals as may be established by the Committee which may be based on earnings, earnings growth, earnings before interest, taxes, depreciation and amortization (EBITDA), operating income, operating margins, revenues, expenses, stock price, market share, charge-offs, reductions in non-performing assets, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, net cash provided from continuing operations, stock price appreciation, total shareholder return, cost control, strategic initiatives, market share, pre-tax or after-tax income, or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be particular to a Participant or the division, department, branch, line of business, Subsidiary or other unit in which the Participant works, or may be based on the performance of the Corporation generally, and may cover such period as may be specified by the Committee. Such Performance Goals may be applied by excluding the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Committee shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participant. “Determination Date” means the latest possible date that will not jeopardize an Award’s qualification as performance-based compensation under section 162(m) of the Code. Notwithstanding the previous sentence, for Awards not intended to qualify as performance-based compensation, “Determination Date” shall mean such date as the Committee may determine in its discretion.

2.28 “Performance Period” means any fiscal period not to exceed three consecutive Fiscal Years, as determined by the Committee in its sole discretion.

2.29 “Performance Share” means a Performance Share granted to a Participant pursuant to Section 8.

2.30 “Performance Unit” means a Performance Unit granted to a Participant pursuant to Section 8.

2.31 “Period of Restriction” means the period during which Shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability, which shall begin on the Grant Date and shall end at such times, and be subject to such restrictions and conditions, as the Committee shall determine in its sole discretion.

2.32 “Plan” means the Varian Semiconductor Equipment Associates, Inc. Omnibus Stock Plan, as set forth in this instrument and as hereafter amended from time to time.

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2.33 “Restricted Stock” means an Award granted to a Participant pursuant to Section 7.

2.34 “Retirement” means, in the case of an Employee or a Non-employee Director, “Retirement” as defined pursuant to the Company’s or the Board’s Retirement Policies, as they may be established from time to time. With respect to a Consultant, no Termination of Service shall be deemed to be on account of “Retirement.”

2.35 “Return on Assets” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s EBIT before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

2.36 “Return on Equity” means as to any Performance Period, the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

2.37 “Return on Sales” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s EBIT before incentive compensation, divided by the Company’s or the business unit’s, as applicable, Revenue, determined in accordance with generally accepted accounting principles.

2.38 “Revenue” means as to any Performance Period, the Company’s or a business unit’s net sales, determined in accordance with generally accepted accounting principles.

2.39 “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

2.40 “Section 16 Person” means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

2.41 “Shareholder Return” means as to any Performance Period, the total return (change in share price plus reinvestment of any dividends) of a Share.

2.42 “Shares” means shares of the Company’s common stock, $.01 par value.

2.43 “Stock Appreciation Right” or “SAR” means an Award, granted alone, in connection or in tandem with a related Option, that pursuant to Section 6 is designated as a SAR.

2.44 “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.45 “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation,

4

discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a Non-employee Director, a cessation of the Non-employee Director’s service on the Board for any reason.

2.46 “VAI” means Varian Associates, Inc., a Delaware corporation.

SECTION 3

ADMINISTRATION

3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, and (b) an “outside director” under section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options granted to Non-employee Directors pursuant to Section 9), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules. Notwithstanding any contrary provision of the Plan, the Committee may reduce the amount payable under any Award (other than an Option) after the grant of such Award.

3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, (b) in any way which would jeopardize the Plan’s qualification under Rule 16b-3, or (c) with respect to awards which are intended to qualify as performance-based compensation under section 162(m) of the Code.

3.4 Non-employee Directors. Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 9 of the Plan, and the Committee shall exercise no discretion with respect to Section 9. In the Board’s administration of Section 9 and the Options and any Shares granted to Non-employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

3.5 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

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SECTION 4

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 9,700,000, plus such number of Shares as are granted pursuant to substitute Options under Sections 5.3.3 and 9.3 in connection with the distribution of Shares to the stockholders of VAI. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

4.2 Lapsed Awards. If an Award terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award. In addition, any Shares issued pursuant to Awards assumed or granted in substitution of other awards in connection with the acquisition of the Company of an unrelated entity shall not reduce the maximum number of Shares issuable under Section 4.1. However, the following Shares shall not be added back to the maximum number of Shares issuable under Section 4.1 and shall not be available again to be the subject of an Award (i) the number of Shares tendered to the Company (whether by physical delivery or attestation) as full or partial payment for the Exercise Price of an Option or to satisfy a Participant’s tax withholding obligations in connection with any Award and (ii) the number of Shares withheld to pay the Exercise Price of an Option or withheld from any Award to satisfy a Participant’s tax withholding obligations. In addition, any Shares that are granted pursuant to a Reload Option (as defined in Section 5.9 below) shall be deemed delivered for purposes of determining the maximum number of Shares that may be delivered under Section 4.1 and shall not be available again to be the subject of an Award.

4.3 Adjustments in Awards and Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limit of Section 5.1 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Non-employee Directors pursuant to Section 9, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by Section 9. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

SECTION 5

STOCK OPTIONS

5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 1,000,000 Shares. The Committee may grant Incentive Stock Options, Non-qualified Stock Options, or a combination thereof.

5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Non-qualified Stock Option.

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5.3 Exercise Price. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

5.3.1 Non-qualified Stock Options. In the case of a Non-qualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.3.3 Substitute Options. Notwithstanding, the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

5.4 Expiration of Options.

5.4.1 Expiration Dates. Each Option shall terminate no later than the first to occur of the following events:

(a) The expiration of eight (8) years from the Grant Date; or

(b) The expiration of three (3) months, or such longer period not longer than the period described in Section 5.4.1(a) as determined by the Committee in its discretion, from the date of the Participant’s Termination of Service for a reason other than the Participant’s death, Disability or Retirement; or

(c) The expiration of one (1) year from the date of the Participant’s Termination of Service by reason of Disability; or

(d) The expiration of eight (8) years from the Grant Date in the case of the Participant’s Retirement (subject to Section 5.8.2 regarding Incentive Stock Options); or

(e) The date of the Participant’s Termination of Service by the Company for cause (as determined by the Company); or

(f) The date for termination of the Option determined by the Committee in its sole discretion and set forth in the written Award Agreement.

5.4.2 Death of Participant. Notwithstanding Section 5.4.1, if a Participant who is an Employee dies prior to the expiration of his or her Options, his or her Options shall be exercisable until the expiration of three (3) years after the date of death. If a Participant who is a Consultant dies prior to the expiration of his or her Options, the Committee, in its discretion, may provide that his or her Options shall be exercisable for up to three (3) years after the date of death.

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5.4.3 Committee Discretion. Subject to the limits of Sections 5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted and before such Option expires, extend the maximum term of the Option (subject to Section 5.8.4 regarding Incentive Stock Options).

5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. With respect to Options granted on or after November 17, 2000, if a Participant who is an Employee dies, incurs a Disability or terminates service by reason of his or her Retirement, the exercisability of his or her Options shall be fully accelerated to the date of Termination of Service. With respect to Options granted prior to November 17, 2000, if a Participant dies while an Employee, the exercisability of his or her Options shall be fully accelerated to the date of Termination of Service.

5.6 Payment. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant’s designated broker), Share certificates (which may be in book entry form) representing such Shares.

5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

5.8 Certain Additional Provisions for Incentive Stock Options.

5.8.1. Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

5.8.2 Termination of Service. If any portion of an Incentive Stock Option is exercised more than three (3) months after the Participant’s Termination of Service for any reason other than Disability or death (unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise), the portion so exercised shall be deemed a Non-qualified Stock Option.

5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are employees of the Company or a Subsidiary on the Grant Date.

5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons

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whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

5.9 Grant of Reload Options. The Committee may provide in an Award Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already-owned Shares, shall be granted an additional option (a “Reload Option”) for a number of shares of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements, subject to Section 4.2. As determined by the Committee, each Reload Option shall (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

SECTION 6

STOCK APPRECIATION RIGHTS

6.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion, provided that the aggregate number of Shares to be granted pursuant to Sections 6, 7 and 8 of the Plan shall not exceed 400,000 Shares. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 100,000 Shares.

6.2 Exercise Price and Other Terms. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of an SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

6.3 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.4 Expiration of SARS. A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

6.5 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b) The number of Shares with respect to which the SAR is exercised.

6.6 Payment Upon Exercise of SAR. Any payment by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

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SECTION 7

RESTRICTED STOCK

7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine, provided that the aggregate number of Shares to be granted pursuant to Sections 6, 7 and 8 of the Plan shall not exceed 400,000 Shares. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant, provided that during any Fiscal Year, no Participant shall be granted more than 100,000 Shares of Restricted Stock.

7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.3 Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4.

7.4.1 General Restrictions. The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

7.4.2 Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as “performance-based compensation” under section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under section 162(m) of the Code (e.g., in determining the Performance Goals).

7.4.3 Legend on Certificates. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Varian Semiconductor Equipment Associates, Inc. Omnibus Stock Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Varian Semiconductor Equipment Associates, Inc.”

7.5 Removal of Restrictions. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any

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restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.8 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 8

PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1 Grant of Performance Units and Shares. Performance Units and Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion, provided that the aggregate number of Shares to be granted pursuant to Sections 6, 7 and 8 of the Plan shall not exceed 400,000 Shares. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant, provided that during any Fiscal Year no more than 100,000 Performance Units or Performance Shares may be granted to any Participant.

8.2 Initial Value. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date, provided that such value shall not exceed the Fair Market Value of a Share on the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

8.3 Performance Objectives and Other Terms. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, business unit, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the “Performance Period.” Each Award of Performance Units or Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

8.3.1 General Performance Objectives. The Committee may set performance objectives based upon the achievement of Company-wide, business unit or individual goals, or any other basis determined by the Committee in its discretion.

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8.3.2 Section 162(m) Performance Objectives. For purposes of qualifying grants of Performance Units or Shares as “performance-based compensation” under section 162(m) of the Code, the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units or Shares shall be based on the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Units or Shares to qualify as “performance-based compensation” under section 162(m) of the Code. In granting Performance Units or Shares which are intended to qualify under section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units or Shares under section 162(m) of the Code (e.g., in determining the Performance Goals).

8.4 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award.

8.5 Form and Timing of Payment. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay such earned Awards in cash, Shares or a combination thereof.

8.6 Cancellation. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

SECTION 9

NON-EMPLOYEE DIRECTORS

9.1 Granting of Options to Non-Employee Directors

Each Non-employee Director shall be granted an Option to purchase 12,000 Shares (an “Initial Grant”) on the later of the Effective Date of the Plan or the date of the Non-employee Director’s appointment or initial election as a Non-employee Director. Beginning on the first business day after the first Annual Meeting of Stockholders following the Non-employee Director’s appointment or initial election, and on the first business day after each Annual Meeting of Stockholders thereafter, for so long as the Non-employee Director serves as such, he or she annually shall be granted an Option for an additional 6,000 Shares (each a “Subsequent Grant”), but only if the Non-employee Director has continuously served as such through the Grant Date.

9.2 Terms of Options.

9.2.1 Option Agreement. Each Option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement which shall be executed by the Non-employee Director and the Company.

9.2.2 Exercise Price. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 9 shall be one hundred percent (100%) of the Fair Market Value of such Shares on the Grant Date.

9.2.3 Exercisability. Each Option granted pursuant to this Section 9 shall be fully exercisable on the Grant Date.

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9.2.4 Expiration of Options. Each Option shall terminate upon the first to occur of the following events:

(a) The expiration of eight (8) years from the Grant Date; or

(b) The expiration of three (3) months from the date of the Non-employee Director’s Termination of Service for a reason other than death, Disability, resignation or Retirement; or

(c) The expiration of eight (8) years from the Grant Date in the case of the Non-employee Director’s Termination of Service by reason of completion of the Participant’s term as a Director, Disability, Retirement or death; or

(d) The expiration of one (1) month from the date of the Non-employee Director’s Termination of Service by reason of resignation.

9.2.5 Non Incentive Stock Options. Options granted pursuant to this Section 9 shall not be designated as Incentive Stock Options.

9.2.6 Other Terms. All provisions of the Plan not inconsistent with this Section 9 shall apply to Options granted to Non-employee Directors; provided, however, that Section 5.1 (relating to the Committee’s discretion to set the terms and conditions of Options) shall be inapplicable with respect to Non-employee Directors.

9.3 Substitute Options. Notwithstanding the provisions of Section 9.2.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Non-employee Directors on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

SECTION 10

MISCELLANEOUS

10.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

10.2 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

10.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to

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handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

10.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

10.5 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

10.6 Nontransferability of Awards. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

10.7 No Rights as Stockholder. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

10.8 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof). Notwithstanding any contrary provision of the Plan, if a Participant fails to remit to the Company such withholding amount within the time period specified by the Committee (in its discretion), the Participant’s Award may, in the Committee’s discretion, be forfeited and in such case the Participant shall not receive any of the Shares subject to such Award.

10.9 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state, local or foreign jurisdiction marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

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10.10 Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

SECTION 11

AMENDMENT, TERMINATION AND DURATION

11.1 Amendment, Suspension or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

11.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 11.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after ten (10) years from the Effective Date.

SECTION 12

LEGAL CONSTRUCTION

12.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

12.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Award Agreements for any Awards subject to section 409A of the Code and the regulations thereunder shall incorporate the necessary provisions so that such Awards shall comply with section 409A of the Code and the regulations thereunder to the extent that the Committee, in its discretion, shall determine.

12.4 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

12.5 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

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EXECUTION

IN WITNESS WHEREOF, Varian Semiconductor Equipment Associates, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.
Dated:	By:
Name:
Title:

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Proxy Card

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

Dear Stockholder:

Please take note of the important information enclosed with this proxy. There are a number of issues related to Varian Semiconductor that require your immediate attention and approval. These are discussed in detail in the enclosed proxy statement.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign and date the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your proxy must be received prior to the Annual Meeting to be held on February 24, 2005. This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE FOR ALL PROPOSALS.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Varian Semiconductor Equipment Associates, Inc.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

Annual Meeting of Stockholders—February 24, 2005

Those signing on the reverse side, revoking any prior proxies, hereby appoint(s) Gary E. Dickerson, Gary L. Loser, Esq. and Robert J. Halliday, or each or any of them with full power of substitution, as proxies for those signing on the reverse side to act and vote all shares of common stock of Varian Semiconductor Equipment Associates, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of stockholders to be held on February 24, 2005 and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the proxy statement for the meeting, and, in their discretion, upon any other matters which may properly come before the meeting. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless those signing on the reverse side shall revoke this proxy in writing, shall deliver a subsequently dated proxy or shall vote in person at the meeting.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X]	PLEASE MARK VOTES AS IN THIS EXAMPLE.

A vote FOR the director nominees and FOR proposals 2, 3, 4, 5 and 6 is recommended by the Board of Directors.

1.	To elect the following directors as Class III Directors for the ensuing three years:

Nominee: Richard A. Aurelio

☐    FOR the nominee

☐    WITHHOLD AUTHORITY to vote for the nominee

Nominee: Elizabeth E. Tallett

☐    FOR the nominee

☐    WITHHOLD AUTHORITY to vote for the nominee

2.	To approve an amendment to the Omnibus Stock Plan to increase the number of shares of our common stock reserved for issuance under the plan by 1,600,000 shares.

☐    FOR                    ☐    AGAINST                    ☐    ABSTAIN

3.	To approve an amendment to the Omnibus Stock Plan to increase the number of shares of our common stock available for grant pursuant to stock appreciation rights, restricted stock, performance units and performance shares by 300,000 shares.

☐    FOR                    ☐    AGAINST                    ☐    ABSTAIN

4.	To approve an amendment to the Omnibus Stock Plan to provide that the term of an option may not be longer than eight years from the applicable date of grant.

☐    FOR                    ☐    AGAINST                    ☐    ABSTAIN

5.	To approve an amendment to the Omnibus Stock Plan to provide that each non-employee director receives a non-qualified stock option grant to purchase 12,000 shares of our common stock on the date of appointment or initial election, and each non-employee director also receives annually a non-qualified option grant to purchase 6,000 shares of our common stock.

☐    FOR                    ☐    AGAINST                    ☐    ABSTAIN

6.	To ratify the selection of PricewaterhouseCoopers LLP as Varian Semiconductor’s independent accountants for the fiscal year ending September 30, 2005.

☐    FOR                    ☐    AGAINST                    ☐    ABSTAIN

Mark box at right if comments or address change have been made on the reverse side of this card.  ☐

Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE:	SIGNATURE:

DATE:	DATE: